UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

APEXcm SMALL/MID-CAP GROWTH FUND
(APSGX)

Annual Report

May 31, 2017

APEXcm SMALL/MID-CAP GROWTH FUND LETTER TO SHAREHOLDERS	May 31, 2017

Dear APEXcm Small/Mid-Cap Growth Fund Shareholder:

For the year ended May 31, 2017, the APEXcm Small/Mid-Cap Growth Fund (the “Fund”) returned +15.80% (net of fees). The Fund slightly underperformed its category benchmark, the Russell Midcap Growth Index, which returned +16.68%, and the Russell 2500 Growth Index (“Russell 2500 Growth”), which returned +17.85%, for the same one year period. We continue to invest for the long-term and believe a disciplined, prudent approach during this time of unpredictability will best serve our shareholders.

APEX PHILOSOPHY

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and growing rapidly to those that are more established, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time. In addition, we believe the SMID style provides the opportunity to invest in higher growth companies and capture a longer period of growth as these companies mature.

MARKET ENVIRONMENT

We began the reporting period in June 2016 with voters in the U.K. putting in motion a withdrawal from the European Union, prompting uncertainty and an intense move toward less risky assets. The Bank of England took aggressive action to steady the volatile response and mitigate near term economic concerns. The U.S. elections offered up another surprise in November with the Republicans winning the presidency and maintaining the majority in the House and Senate. Following what now appears to have been a commodity-driven industrial recession in the latter part of 2015 into 2016, the foundation for GDP growth was already stirring and would only be reinforced with the inclusion of proposed pro-growth strategies and significant fiscal stimulus from the new administration. As we moved into the second half of this reporting period, most markets rose in unison as stabilizing commodities and synchronized global growth provided a tailwind to the markets. Healthier industrial activity coupled with a weakening dollar, major emerging markets pulling out of a two year slump and the world’s most powerful economies finally showing signs of escaping the remnants of the financial crisis have, at least temporarily, offset the deferral of the Trump administration’s pro-growth strategies. We believe the prospects of lower taxes, less regulation and increased infrastructure spending still have the complacent equity markets buoying around all-time highs. It seems worrisome to reach new heights

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concurrent with the Federal Reserve attempting to normalize monetary policy, key indicators of the health of housing, automotive and retail sectors reflecting fatigue and a buildup of emerging-market debt. With the U.S. economic expansion approaching eight years we would anticipate more market volatility as it wrestles with some weariness and the perception of a goldilocks environment of reasonable growth, benign inflation and continued accommodative central bank policy.

FUND PERFORMANCE FOR THE YEAR ENDED MAY 31, 2017

The Fund and the markets have recovered from the commodity-driven industrial recession in 2015/2016 and the ensuing anomalies of performance drivers appear to have normalized. Although the continuous shifting of market leadership can try investors’ patience, we believe the decisive driver of performance will be revenue and earnings growth supported by an improving global economic expansion.

Through all the twists and turns during the fiscal year, ultimately the Fund’s largest overweight – Information Technology – led the Russell 2500 Growth performance, up ~ 27.5% for this one year period. Our portfolio structure also added value during the reporting period as the overweights in Information Technology, Financials and Healthcare along with our underweights in Consumer Staples and Real Estate added approximately +2.2%. Towards the end of the reporting period Energy continued its decline and our overweight detracted ~-1.5%.

During the reporting period, the cash drag on the portfolio detracted approximately -0.7% from performance along with slightly negative stock selection detracting an additional ~- 0.8%. Stock selection was solid in Energy, Healthcare, Industrials, Materials and Real Estate, adding approximately +2.2%, but was offset by negative selection in Financials and Technology, which detracted ~-1.1%, as well as the consumer driven areas of Discretionary and Staples negatively impacting performance by approximately -2.0%. Although the Fund had some strong performers in the consumer sectors such as Burlington Stores, Wyndham Worldwide, China Lodging and Dave & Buster’s, several good businesses such as Michaels, Skechers (sold), Nordstrom and Carter’s lost value as brick and mortar retail continued to be under assault. Several other consumer businesses saw declines during this time period, such as Hain Celestial (sold), Boston Beer and IMAX. Although we see great value in these businesses, we continue to assess their growth opportunities in this ever changing consumer landscape.

Strong individual stock selection across multiple sectors was observed by top performers such as MercadoLibre, Align Technology, Arista Networks, IDEXX Laboratories and IAC/Interactive. These top five performers are good examples of our conviction in secular growth trends such as e-commerce and cloud computing (MercadoLibre, IAC, and Arista Networks) and the secular opportunities in Healthcare (Align Technology and IDEXX Labs). Although we noted significant winners in Healthcare, specialty pharma and biotech stocks have been in the crosshairs all year and three of the portfolio’s top five detractors were not immune to the downside volatility, absorbing significant declines in holdings Ophthotech (sold), Jazz Pharmaceuticals (sold) and Akorn (sold).

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OUTLOOK

As we move into the second half of 2017, a lot of the anticipation of immediate change from the new administration has gradually dissipated. Infrastructure spending, deregulation, tax cuts and health care reform all remain possible but have gradually been discounted by the market for any meaningful impact in the near future. While the macro and political landscapes continue to swing and leadership in the market reallocates between risk/risk-off and secular/cyclical growth, fundamentals have improved during the most recent quarter with solid revenue growth and earnings growth (S&P Q1 earnings exhibited the strongest growth in almost six years) emerging as key drivers of performance. Although we remain concerned about the narrowing of winners in this market and investor complacency as we enter the second half of 2017, we believe the economy will remain resilient as synchronized global growth typically provides a sustained moderate but sturdy advance allowing for continued accommodative policies from central banks. There are still several risks such as tight labor markets fueling wage inflation, concern as to if or when higher sentiment and net worth translates into increased consumer spending and the impact of oil remaining below $50 per barrel highlight the challenging environment. We believe the length of this historic expansion still has some legs and we will be monitoring the rise in inflation expectations and compensation growth as keys to heightened central bank actions. Coincidently, growth must accelerate to support achievable earnings momentum and we will apply our cycle-tested investment process to balance these market undercurrents with our long-term secular views.

Sincerely,

Nitin N. Kumbhani
Vice Chairman and Chief of Growth Equity Strategies
Fiera Capital Inc.

Index Definitions
Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index.

Russell 2500 Growth Index is designed to measure the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index covers the small and mid-capitalizations

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Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-575-4800.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.apexcmfund.com or call 1-888-575-4800 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The APEXcm Small/Mid Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2017, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

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APEXcm SMALL/MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
APEXcm Small/Mid-Cap Growth Fund versus the Russell 2500TM Growth Index

Average Annual Total Returns For Periods Ended May 31, 2017
	1 Year	3 Years	Since Inception(b)
APEXcm Small/Mid-Cap Growth Fund(a)	15.80%	5.59%	12.78%
Russell 2500TM Growth Index	17.85%	8.69%	14.06%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on June 29, 2012.

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APEXcm SMALL/MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2017 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
MercadoLibre, Inc.	3.9%
Align Technology, Inc.	3.0%
Arista Networks, Inc.	2.9%
Trimble, Inc.	2.0%
Reinsurance Group of America, Inc.	2.0%
Foot Locker, Inc.	1.9%
IAC/InterActiveCorp	1.9%
CBRE Group, Inc. - Class A	1.9%
United Rentals, Inc.	1.8%
Berry Global Group, Inc.	1.8%

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2017
COMMON STOCKS — 97.5%	Shares	Value
Consumer Discretionary — 20.0%
Auto Components — 2.7%
Autoliv, Inc.	32,247	$3,576,837
BorgWarner, Inc.	101,053	4,295,763
		7,872,600
Hotels, Restaurants & Leisure — 5.7%
China Lodging Group Ltd. - ADS *	46,768	3,573,075
Dave & Buster's Entertainment, Inc. *	59,661	3,979,389
Dunkin’ Brands Group, Inc.	75,909	4,441,436
Wyndham Worldwide Corporation	47,727	4,819,950
		16,813,850
Household Durables — 1.5%
PulteGroup, Inc.	191,788	4,347,834

Media — 1.3%
Cinemark Holdings, Inc.	47,580	1,882,741
IMAX Corporation *	76,869	1,925,568
		3,808,309
Multi-line Retail — 2.7%
Burlington Stores, Inc. *	48,807	4,775,765
Nordstrom, Inc.	74,396	3,109,753
		7,885,518
Specialty Retail — 5.1%
Foot Locker, Inc.	94,085	5,589,590
Lithia Motors, Inc. - Class A	27,566	2,504,371
Michaels Companies, Inc. (The) *	164,749	3,184,598
Williams-Sonoma, Inc.	75,823	3,689,547
		14,968,106
Textiles, Apparel & Luxury Goods — 1.0%
Carter's, Inc.	35,626	2,927,032

Consumer Staples — 0.7%
Beverages — 0.7%
Boston Beer Company, Inc. (The) - Class A *	14,020	2,001,355

Energy — 3.4%
Energy Equipment & Services — 0.4%
Superior Energy Services, Inc. *	112,870	1,170,462

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.5% (Continued)	Shares	Value
Energy — 3.4% (Continued)
Oil, Gas & Consumable Fuels — 3.0%
Cheniere Energy, Inc. *	66,329	$3,231,549
Diamondback Energy, Inc. *	36,213	3,359,118
RSP Permian, Inc. *	64,572	2,298,117
		8,888,784
Financials — 5.8%
Banks — 1.8%
Bank of the Ozarks, Inc.	57,771	2,553,478
Western Alliance Bancorp *	59,516	2,721,072
		5,274,550
Capital Markets — 0.9%
Evercore Partners, Inc. - Class A	37,394	2,535,313

Consumer Finance — 1.1%
Navient Corporation	227,887	3,288,409

Insurance — 2.0%
Reinsurance Group of America, Inc.	46,317	5,766,930

Health Care — 16.2%
Biotechnology — 4.6%
Alkermes plc *	75,257	4,346,844
Ionis Pharmaceuticals, Inc. *	74,703	3,420,650
Momenta Pharmaceuticals, Inc. *	141,430	2,050,735
Radius Health, Inc. *	40,214	1,392,209
TESARO, Inc. *	15,318	2,287,131
		13,497,569
Health Care Equipment & Supplies — 5.0%
Align Technology, Inc. *	60,073	8,722,600
DexCom, Inc. *	53,416	3,570,325
ICU Medical, Inc. *	13,701	2,209,971
		14,502,896
Health Care Technology — 2.6%
Medidata Solutions, Inc. *	62,156	4,424,264
Veeva Systems, Inc. - Class A *	48,951	3,110,347
		7,534,611
Life Sciences Tools & Services — 1.6%
ICON plc *	51,331	4,830,247

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.5% (Continued)	Shares	Value
Health Care — 16.2% (Continued)
Pharmaceuticals — 2.4%
Horizon Pharma plc *	90,740	$907,400
Prestige Brands Holdings, Inc. *	42,536	2,142,964
Supernus Pharmaceuticals, Inc. *	107,502	4,042,075
		7,092,439
Industrials — 14.2%
Airlines — 1.2%
Hawaiian Holdings, Inc. *	70,509	3,532,501

Building Products — 0.8%
Owens Corning	37,082	2,313,917

Construction & Engineering — 1.0%
EMCOR Group, Inc.	45,732	2,882,031

Machinery — 5.6%
Middleby Corporation (The) *	35,416	4,545,998
Nordson Corporation	42,837	4,963,952
Wabtec Corporation	46,349	3,789,031
Xylem, Inc.	58,177	3,033,349
		16,332,330
Professional Services — 0.7%
WageWorks, Inc. *	27,980	1,979,585

Road & Rail — 1.6%
Old Dominion Freight Line, Inc. *	52,786	4,714,846

Trading Companies & Distributors — 3.3%
HD Supply Holdings, Inc. *	109,824	4,431,398
United Rentals, Inc. *	49,663	5,399,858
		9,831,256
Information Technology — 31.3%
Communications Equipment — 2.9%
Arista Networks, Inc. *	56,648	8,348,782

Electronic Equipment, Instruments & Components — 3.1%
Dolby Laboratories, Inc. - Class A	64,073	3,228,638
Trimble, Inc. *	164,679	5,935,031
		9,163,669

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.5% (Continued)	Shares	Value
Information Technology — 31.3% (Continued)
Internet Software & Services — 5.8%
IAC/InterActiveCorp *	52,158	$5,546,482
MercadoLibre, Inc.	41,240	11,345,536
		16,892,018
IT Services — 9.3%
Broadridge Financial Solutions, Inc.	62,181	4,718,916
CSRA, Inc.	106,255	3,204,651
Gartner, Inc. *	32,621	3,901,472
Global Payments, Inc.	45,963	4,210,670
Sabre Corporation	167,676	3,760,973
Teradata Corporation *	84,098	2,292,511
Total System Services, Inc.	84,619	5,039,061
		27,128,254
Semiconductors & Semiconductor Equipment — 4.1%
Advanced Energy Industries, Inc. *	53,779	4,137,218
Entegris, Inc. *	193,442	4,778,017
Power Integrations, Inc.	47,019	3,147,922
		12,063,157
Software — 6.1%
ACI Worldwide, Inc. *	124,670	2,849,956
BroadSoft, Inc. *	76,188	3,047,520
Fortinet, Inc. *	115,281	4,535,155
Guidewire Software, Inc. *	49,310	3,275,170
Splunk, Inc.*	67,130	4,111,041
		17,818,842
Materials — 4.0%
Construction Materials — 1.3%
Eagle Materials, Inc.	41,146	3,880,068

Containers & Packaging — 1.8%
Berry Global Group, Inc. *	90,915	5,272,161

Paper & Forest Products — 0.9%
KapStone Paper and Packaging Corporation	120,619	2,548,679

Real Estate — 1.9%
Real Estate Management & Development — 1.9%
CBRE Group, Inc. - Class A *	158,537	5,529,771

Total Common Stocks (Cost $237,304,724)		$285,238,681

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.1%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.67% (a) (Cost $6,281,250)	6,281,250	$6,281,250

Total Investments at Value — 99.6% (Cost $243,585,974)		$291,519,931

Other Assets in Excess of Liabilities — 0.4%		1,177,339

Net Assets — 100.0%		$292,697,270

ADS - American Depositary Shares
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2017
See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2017
ASSETS
Investments in securities:
At acquisition cost	$243,585,974
At value (Note 2)	$291,519,931
Receivable for capital shares sold	1,262,062
Dividends receivable	183,625
Other assets	15,910
Total assets	292,981,528

LIABILITIES
Payable for capital shares redeemed	24,899
Payable to Adviser (Note 4)	217,232
Payable to administrator (Note 4)	33,115
Other accrued expenses and liabilities	9,012
Total liabilities	284,258

NET ASSETS	$292,697,270

NET ASSETS CONSIST OF:
Paid-in capital	$252,523,989
Accumulated net investment loss	(493,639)
Accumulated net realized losses from security transactions	(7,267,037)
Net unrealized appreciation on investments	47,933,957
NET ASSETS	$292,697,270

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,490,003

Net asset value, offering price and redemption price per share (Note 2)	$17.75

See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2017
INVESTMENT INCOME
Dividend income (net of foreign taxes of $4,024)	$1,554,684

EXPENSES
Investment advisory fees (Note 4)	2,727,551
Administration fees (Note 4)	267,480
Fund accounting fees (Note 4)	57,338
Professional fees	37,633
Registration and filing fees	31,281
Custody and bank service fees	30,488
Compliance fees (Note 4)	29,543
Transfer agent fees (Note 4)	18,887
Printing of shareholder reports	12,856
Postage and supplies	10,432
Trustees’ fees and expenses (Note 4)	9,611
Insurance expense	2,078
Other expenses	25,399
Total expenses	3,260,577
Less fee reductions by the Adviser (Note 4)	(394,216)
Net expenses	2,866,361

NET INVESTMENT LOSS	(1,311,677)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(4,450,716)
Net change in unrealized appreciation (depreciation) on investments	46,120,751
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	41,670,035

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,358,358

See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS
Net investment loss	$(1,311,677)	$(1,090,736)
Net realized losses from security transactions	(4,450,716)	(677,149)
Net change in unrealized appreciation (depreciation) on investments	46,120,751	(29,749,518)
Net increase (decrease) in net assets resulting from operations	40,358,358	(31,517,403)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains	(743,317)	(1,414,635)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	101,284,904	149,542,431
Net asset value of shares issued in reinvestment of distributions to shareholders	716,969	1,277,590
Payments for shares redeemed	(107,870,747)	(99,682,011)
Net increase (decrease) in net assets from capital share transactions	(5,868,874)	51,138,010

TOTAL INCREASE IN NET ASSETS	33,746,167	18,205,972

NET ASSETS
Beginning of year	258,951,103	240,745,131
End of year	$292,697,270	$258,951,103

ACCUMULATED NET INVESTMENT LOSS	$(493,639)	$(529,959)

CAPITAL SHARE ACTIVITY
Shares sold	6,277,194	9,569,552
Shares reinvested	44,671	81,740
Shares redeemed	(6,682,018)	(6,609,395)
Net increase (decrease) in shares outstanding	(360,153)	3,041,897
Shares outstanding at beginning of year	16,850,156	13,808,259
Shares outstanding at end of year	16,490,003	16,850,156

See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$15.37	$17.43	$15.20	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.04)	(0.03)	0.04	(b)
Net realized and unrealized gains (losses) on investments	2.50	(1.92)	2.27	2.60	2.72
Total from investment operations	2.42	(1.98)	2.23	2.57	2.76

Less distributions:
From net investment income	—	—	—	—	(0.07)
From net realized gains	(0.04)	(0.08)	—	(0.06)	—
Total distributions	(0.04)	(0.08)	—	(0.06)	(0.07)

Net asset value at end of period	$17.75	$15.37	$17.43	$15.20	$12.69

Total return (c)	15.80%	(11.34%)	14.67%	20.26%	27.65	%(d)

Net assets at end of period (000's)	$292,697	$258,951	$240,745	$88,477	$13,153

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.19%	1.21%	1.26%	1.49%	4.87	%(e)

Ratio of net expenses to average net assets (f)	1.05%	1.05%	1.05%	1.05%	1.05	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.48%)	(0.42%)	(0.48%)	(0.38%)	0.26	%(e)

Portfolio turnover rate	55%	35%	58%	47%	18	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.
(b)	Calculated using weighted average shares outstanding during the period.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

1. Organization

APEXcm Small/Mid-Cap Growth Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on June 29, 2012.

The investment objective of the Fund is to seek to achieve long-term capital growth.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the amendments by the August 1, 2017 compliance date.

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities

16

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$285,238,681	$—	$—	$285,238,681
Money Market Funds	6,281,250	—	—	6,281,250
Total	$291,519,931	$—	$—	$291,519,931

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2017, the Fund did not have any transfers between Levels. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

17

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended May 31, 2017 and 2016 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2017	$—	$743,317	$743,317
May 31, 2016	$353,659	$1,060,976	$1,414,635

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

18

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2017:

Tax cost of portfolio investments	$245,069,986
Gross unrealized appreciation	$59,533,659
Gross unrealized depreciation	(13,083,714)
Net unrealized appreciation	46,449,945
Accumulated capital and other losses	(6,276,664)
Accumulated earnings	$40,173,281

The federal income tax cost of portfolio investments and the tax components of accumulated earnings may temporarily differ from the financial statement cost of portfolio investments and components of net assets (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

Qualified late year losses incurred after December 31, 2016 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2017, the Fund deferred $493,639 of late year ordinary losses until June 1, 2017 for federal income tax purposes.

As of May 31, 2017, the Fund had the following capital loss carryforwards:

Capital loss carryforward - short-term	$5,562,683
Capital loss carryforward - long-term	220,342
Total capital loss carryforwards	$5,783,025

These capital loss carryforwards, which do no expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended May 31, 2017, the Fund reclassified $1,347,997 of net investment loss and $743,317 of net realized loss against paid-in capital on its Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s total net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax

19

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

periods (periods ended May 31, 2014 through May 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $143,455,629 and $151,286,149, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by Fiera Capital, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until October 1, 2017, to reduce investment advisory fees and reimburse other operating expenses to the extent necessary to limit total annual operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Accordingly, during the year ended May 31, 2017, the Adviser reduced its advisory fees in the amount of $394,216.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses of the Fund to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be paid were incurred. As of May 31, 2017, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $1,110,302 no later than the dates as stated below:

May 31, 2018	$317,860
May 31, 2019	398,226
May 31, 2020	394,216

20

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION
Effective October 1, 2016, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 1, 2016, the Fund paid each Independent Trustee a fee of $500 for each Board meeting attended, plus a $500 annual retainer.

PRINICIPAL HOLDERS OF FUND SHARES
As of May 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
UBS Financial Services, Inc. (for the benefit of its customers)	30%
Charles Schwab & Company, Inc. (for the benefit of its customers)	26%
National Financial Services LLC (for the benefit of its customers)	15%
U.S. Bank, N.A. (for the benefit of its customers)	6%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have

21

APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2017, the Fund had 31.3% of the value of its net assets invested in stocks within the Information Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except as reflected in the following paragraph:

At an in-person meeting held on July 25, 2017, the Board approved the reorganization of the Fund into Fiera Capital Small/Mid-Cap Growth Fund, a series of Fiera Capital Series Trust (the “Acquiring Fund”). The Acquiring Fund will have the same investment objective, policies, and strategies of the Fund and be managed by the Adviser. The reorganization of the Fund is subject to shareholder approval. Shareholders of the Fund as of record date (to be determined) will be eligible to vote at the Special Meeting of Shareholders. All shareholders of record as of the record date will receive a combined proxy statement/prospectus describing the terms and conditions of the proposed reorganization along with proxy voting information.

22

APEXcm SMALL/MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of APEXcm Small/Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of APEXcm Small/Mid Cap Growth Fund, a series of shares of beneficial interest in Ultimus Managers Trust, (the “Fund”) including the schedule of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from June 29, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of APEXcm Small/Mid Cap Growth Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period June 29, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2017

23

APEXcm SMALL/MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2016) and held until the end of the period (May 31, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

APEXcm SMALL/MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,088.60	$ 5.47
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.70	$ 5.29

*
Expenses are equal to the Fund’s annualized net expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-575-4800. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

APEXcm SMALL/MID-CAP GROWTH FUND
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Fund during the year ended May 31, 2017. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%. The Fund intends to designate up to a maximum amount of $743,317 as a long-term capital gain distribution.

As required by federal regulations, complete information was computed and reported in conjunction with your 2016 Form 1099-DIV.

26

APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	26	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	26	None

27

APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	26	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

28

APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-575-4800.

29

BARROW VALUE OPPORTUNITY FUND
(BALIX)

BARROW LONG/SHORT OPPORTUNITY FUND
(BFSLX)

Annual Report

May 31, 2017

BARROW VALUE OPPORTUNITY FUND LETTER TO SHAREHOLDERS	June 28, 2017

Dear Shareholder,

We are pleased to report on the status and performance of the Barrow Value Opportunity Fund (“the Fund”) for the twelve months ended May 31, 2017.

We believe that the Fund owns a well-positioned portfolio of equity interests in excellent businesses at attractive valuations. This portfolio is highly diversified by market capitalization segments (large, middle, small), industry sectors, and issuers. In selecting investments for the Fund, we search for businesses that we believe feature high returns on capital, wide operating margins, and low debt loads. Based on our estimates of intrinsic value, we believe our portfolio’s valuation is attractively low on an absolute basis and less expensive than the U.S. stock market as represented by the S&P 500® Index (the “S&P 500”).

The Fund’s long-term performance has been excellent, with an annual average total return of 14.62% since inception. The Fund has exceeded the total return of the S&P 500 in five of the past eight calendar years. During the most recent twelve months ended May 31, 2017, the Fund returned +12.14% net of all fees and expenses, which underperformed the S&P 500 by 5.33%.

Barrow Street Advisors, LLC (the “Advisor”) continues to use its proprietary private-equity approach to find companies that meet its Quality-meets-Value criteria. Using the Advisor’s extensive research, the Fund seeks to generate long-term capital appreciation by investing in companies with fundamental operating and financial attributes representative of both quality and value. To increase the Fund’s chances for success, the Fund invests in a variety of positions that are diversified across market capitalization and industry sectors.

Over the past twelve-months, we uncovered 120 new investment opportunities, composed of 50 small-caps, 27 mid-caps, and 43 large-caps, across seven different industry sectors. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets and robust earnings capabilities. These companies are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return on investment; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt.

In keeping with our practice since the beginning of 2009, over the past twelve months the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We believe this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations, while avoiding the damaging behavioral biases inherent in concentrated-stock and sector-specialized investing.

Thirteen of the Fund’s holdings were announced as take-over targets over the past twelve months, which was approximately 2.6x the market average. The Fund has had investments in 93 take-overs since December 31, 20081, or roughly 3.5x the market average2. The control premiums we have captured by virtue of holding stocks that end up being merger targets has made repeated and meaningful contributions to the Fund’s total returns, and we expect continued benefits from this effect going forward. We typically sell companies from the Fund’s portfolio soon after they are announced as take-over targets and re-invest that capital.

Over the past twelve months, the Fund’s portfolio generated total returns, before fees and expenses, of +13.38%, including +12.40% for large-caps, +12.63% for mid-caps and +13.09% for small-caps. This compares to +17.47% for the S&P 500 (for large-caps), +17.16% for the S&P 400 Midcap (for mid-caps), and +20.36% for the Russell 2000 (for small-caps) over the same period. The Fund’s sectors with the best absolute performance were Industrials and Information Technology, which generated total returns of +28.01% and +22.68%, respectively. The Fund’s sectors with the worst absolute performance were Consumer Discretionary and Energy, which returned +2.84% and +6.75%, respectively.

Strategy Review
Given the Fund’s recent soft performance, we have carefully reviewed our “Quality-meets-Value” strategy. This process has reaffirmed our belief in the Fund’s investment process and approach. We remain committed to dispassionately purchasing diversified portfolios of quality businesses at prices below our estimate of their intrinsic value, and doing the inverse when selling short.

Over the past twelve months, “quality” stocks have significantly underperformed the overall market. The S&P 500 Quality Index has trailed the S&P 500 Index by 250 bps over this period (source: Bloomberg). While underperformance is frustrating, we remain optimistic as “quality” stocks have outperformed the market over most periods going back to 1994. The current “risk-on” stock market environment appears to be waning. In the long run, investment approaches that combine quality and value do very well.

Moving forward, we remain committed to: a) disciplined execution of our Quality-meets-Value strategy; b) resisting pressure to change our strategy due to periods of soft performance; and c) communicating what we do and why. We are willing to make adjustments with new information, but the bar is high.

You can find additional commentary and reports about the Advisor’s management of the Fund’s portfolio on the Barrow Funds’ website (www.barrowfunds.com).

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]
The investment related and performance information discussed above for periods prior to Barrow Value Opportunity Fund’s reorganization date (August 30, 2013) are based on the activities of the Fund’s predecessor, the Barrow Street Fund L.P., an unregistered limited partnership managed by the portfolio managers of Barrow Value Opportunity Fund (the “Predecessor Private Fund”). The Predecessor Private Fund was reorganized into the Institutional Class shares of the Barrow Value Opportunity Fund on August 30, 2013, the date that the Fund commenced operations (the “Reorganization”). Barrow Value Opportunity Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The performance information shows the Predecessor Private Fund’s returns calculated using the actual fees and expenses charged by the Predecessor Private Fund. This prior performance is net of management fees and other expenses, but does not include the effect of the Predecessor Private Fund’s performance fee, which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected Barrow Value Opportunity Fund’s performance.

[2]
The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2017, please see the Schedule of Investments section of the Annual Report. The opinions of the Fund’s Advisor with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow Value Opportunity Fund
versus the S&P 500® Index

Average Annual Total Returns For the periods ended May 31, 2017
	1 Year	5 Years	Since Inception(c)
Barrow Value Opportunity Fund(a)(b)	12.14%	14.01%	14.62%
S&P 500® Index	17.47%	15.42%	14.83%

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2017 (Unaudited) (Continued)

Comparison of Yearly Returns with the S&P 500® Index

	Barrow Value Opportunity Fund(a)	S&P 500® Index	Difference
Yearly Total Returns for Calendar Years:
2009	30.10%	26.46%	3.64%
2010	18.75%	15.06%	3.69%
2011	5.50%	2.11%	3.39%
2012	18.77%	16.00%	2.77%
2013	36.69%	32.39%	4.30%
2014	5.13%	13.69%	(8.56%)
2015	0.81%	1.38%	(0.57%)
2016	7.41%	11.96%	(4.55%)

Total Return Since Inception (not annualized, as of 12/31/16)	201.26%	194.48%	6.78%

(a)
The Barrow Value Opportunity Fund (the “Fund”) performance includes the performance of the Barrow Street Fund L.P. (the “Predecessor Private Fund”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Private Fund was reorganized into the Fund at the close of business on August 30, 2013 (the “Reorganization”), the date the Fund commenced operations. The Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Private Fund. The performance of the Predecessor Private Fund is net of management fees of 1.50% of assets but does not include the effect of a 20% performance fee which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. If such restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Represents the period from December 31, 2008(a) through May 31, 2017.

BARROW LONG/SHORT OPPORTUNITY FUND
LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to report on the status and performance of the Barrow Long/Short Opportunity Fund (“the Fund”) for the twelve months ended May 31, 2017.

We believe the Fund owns a well-positioned long portfolio of equity positions in excellent businesses at attractive valuations that we believe feature high returns on capital, wide operating margins, and low debt load. The Fund also maintains short positions in the common stock of companies that we believe have poor business characteristics and are trading at high prices. The Fund’s long and short portfolios are highly diversified by market cap segments (large, mid, small), industry sectors, and issuers.

We believe the Fund is well positioned to do well in most future market conditions, especially a bear market. In our opinion, the Fund’s long and short portfolios are cheap and expensive, respectively, on an absolute basis and in relation to the U.S. stock market as represented by the S&P 500® Index (“S&P 500”). We believe the Fund’s short portfolio, the value of which is approximately 70% of the long portfolio, provides a meaningful hedge against the market’s potential downside volatility.

For the twelve months ended May 31, 2017, the Fund posted a total return of -3.38%, which compares to +17.47% for the S&P 500 and +10.89% for the HFRI Equity Hedge Index. The Fund underperformed the S&P 500 due mainly to the underperformance of its long positions.

The Fund maintains a target gross exposure of approximately 220% of its net assets, with long exposure of 130%, short exposure of 90%, and net exposure of 40%. For the twelve months ended May 31, 2017, the Fund’s long portfolio generated an unleveraged total return before fees and expenses of +13.25%, which underperformed the S&P 500 by 4.22%. The Fund’s short portfolio generated an unleveraged total return, before fees and expenses, of +19.93% or 2.46% more than the S&P 500. A positive return in the short portfolio results in negative return contributions to the Fund.

Barrow Street Advisors, LLC (the “Advisor”) continues to use its proprietary private equity approach to find companies that meet its Quality-meets-Value criteria. Using the Advisor’s extensive research, the Fund seeks to generate above-average returns through capital appreciation by investing long in companies with fundamental operating and financial attributes representative of both quality and value and selling short companies of both lower quality and high price. Using this approach the Fund continued to uncover potential opportunities to: 1) purchase quality companies trading at temporary discounts to their intrinsic values; and 2) sell short the stock of lower quality companies trading at prices well above their intrinsic values. To increase the Fund’s chances for success, the Fund invests in a variety of positions diversified across market capitalization and industry sectors.

Over the past twelve months, we uncovered 127 new long opportunities in seven industry sectors, including 52 small-caps, 29 mid-caps, and 46 large-caps. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets and robust earnings capability. They are generally using their ample free cash flow to:

a) re-invest in growth opportunities at high rates of return on investment; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt. In tandem, we initiated 149 new short positions, including 74 small-caps, 43 mid-caps and 32 large-caps. We believe these companies are overpriced and exhibit weak quality characteristics.

In keeping with our past practice, over the past twelve months the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We believe this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations while avoiding the damaging behavioral biases inherent in concentrated-stock and sector-specialized investing.

Over the past twelve months, the Fund’s long portfolio generated unleveraged total returns before fees and expenses of +13.25%, including +12.11% for large-caps, +12.79% for mid-caps and +13.40% for small-caps. This compares to +17.47% for the S&P 500 (for large-caps), +17.16% for the S&P 400 Midcap (for mid-caps), and +20.36% for the Russell 2000 (for small-caps) over the same period. The Fund’s sectors with the best absolute performance were Industrials and Information Technology, which generated total returns of +28.57% and +23.59%, respectively. The Fund’s sectors with the worst absolute performance were Consumer Discretionary and Energy, which returned +3.15% and +5.99%, respectively.

Over the same period, the Fund’s short portfolio generated total returns before fees and expenses of +19.93%, including +15.82% for large-caps, +18.06% for mid-caps and +24.88% for small-caps. A positive return in the short portfolio results in negative return contribution to the Fund. The Fund’s sectors with the best absolute performance were Energy and Consumer Staples, which returned +3.45% and +11.54%, respectively. The Fund’s sectors that provided the most negative return contribution were Information Technology and Materials, which generated total returns of +37.23% and +32.85%, respectively.

Strategy Review
Given the Fund’s recent soft performance, we have carefully reviewed our “Quality-meets-Value” strategy. This process has reaffirmed our belief in the Fund’s investment process and approach. We remain committed to dispassionately purchasing diversified portfolios of quality businesses at prices below our estimate of their intrinsic value, and doing the inverse when selling short.

Over the past twelve months, “quality” stocks have significantly underperformed the overall market. The S&P 500 Quality Index has trailed the S&P 500 Index by 250 bps over this period (source: Bloomberg). While underperformance is frustrating, we remain optimistic as “quality” stocks have outperformed the market over most periods going back to 1994. The current “risk-on” stock market environment appears to be waning. In the long run, investment approaches that combine quality and value do very well.

Moving forward, we remain committed to: a) disciplined execution of our Quality-meets-Value strategy; b) resisting pressure to change our strategy due to periods of soft performance; and c) communicating what we do and why. We are willing to make adjustments with new information, but the bar is high.

You can find additional commentary and reports about the Advisor’s management of the Fund’s portfolio on the Barrow Funds’ website (www.barrowfunds.com).

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]
The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2017, please see the Schedule of Investments and Schedule of Securities Sold Short sections of the Annual Report. The opinions of the Fund’s Advisor with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

BARROW LONG/SHORT OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow Long/Short Opportunity Fund
versus the S&P 500® Index

Average Annual Total Returns For the periods ended May 31, 2017
	1 Year	Since Inception(b)
Barrow Long/Short Opportunity Fund(a)	(3.38%)	0.55%
S&P 500® Index	17.47%	13.32%

(a)	The Fund's total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on August 30, 2013.

BARROW VALUE OPPORTUNITY FUND
PORTFOLIO INFORMATION
May 31, 2017 (Unaudited)

Sector Diversification

Top 10 Long Equity Holdings

Security Description	% of Net Assets
Globus Medical, Inc. - Class A	1.6%
Quest Diagnostics, Inc.	1.6%
AmerisourceBergen Corporation	1.5%
Chemed Corporation	1.5%
Best Buy Company, Inc.	1.5%
USANA Health Sciences, Inc.	1.4%
Sanderson Farms, Inc.	1.3%
McKesson Corporation	1.3%
Herbalife Ltd.	1.3%
Dr Pepper Snapple Group, Inc.	1.2%

BARROW LONG/SHORT OPPORTUNITY FUND
PORTFOLIO INFORMATION
May 31, 2017 (Unaudited)

Net Sector Exposure Diversification*
*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
USANA Health Sciences, Inc.	1.7%	Coca-Cola Bottling Company Consolidated	(0.9%)
Boston Beer Company, Inc. (The) - Class A	1.7%	Henry Schein, Inc.	(0.9%)
Varian Medical Systems, Inc.	1.7%	Darling Ingredients, Inc.	(0.8%)
Inter Parfums, Inc.	1.6%	Calavo Growers, Inc.	(0.8%)
DaVita, Inc.	1.6%	Patterson Companies, Inc.	(0.8%)
Hologic, Inc.	1.6%	Envision Healthcare Corporation	(0.8%)
HealthSouth Corporation	1.6%	Hostess Brands, Inc.	(0.8%)
Globus Medical, Inc. - Class A	1.6%	J & J Snack Foods Corporation	(0.8%)
Masimo Corporation	1.5%	Acadia Healthcare Company, Inc.	(0.8%)
Sanderson Farms, Inc.	1.5%	National Beverage Corporation	(0.8%)

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS May 31, 2017
COMMON STOCKS — 98.5%	Shares	Value
Consumer Discretionary — 18.6%
Auto Components — 1.7%
American Axle & Manufacturing Holdings, Inc. (a)	430	$6,497
Cooper Tire & Rubber Company	189	6,804
Cooper-Standard Holdings, Inc. (a)	67	7,237
Gentex Corporation (b)	13,567	257,502
Lear Corporation	237	35,322
Motorcar Parts of America, Inc. (a)	8,039	233,694
Tenneco, Inc.	589	33,485
		580,541
Automobiles — 0.3%
LCI Industries	588	52,332
Thor Industries, Inc.	363	32,862
		85,194
Diversified Consumer Services — 0.8%
H&R Block, Inc.	10,831	287,455

Hotels, Restaurants & Leisure — 1.2%
Bojangles', Inc. (a)	7,574	132,545
Choice Hotels International, Inc.	524	34,034
DineEquity, Inc.	181	8,281
Dunkin' Brands Group, Inc.	606	35,457
Hilton Grand Vacations, Inc. (a)	965	34,518
Hilton Worldwide Holdings, Inc.	925	61,485
ILG, Inc.	2,007	54,069
Wyndham Worldwide Corporation	349	35,245
Yum! Brands, Inc.	308	22,373
		418,007
Household Durables — 0.7%
NVR, Inc. (a)	70	159,767
Tempur Sealy International, Inc. (a)	1,137	52,802
Tupperware Brands Corporation	481	34,589
		247,158
Internet & Direct Marketing Retail — 0.0% (c)
PetMed Express, Inc.	325	11,404

Leisure Products — 1.8%
American Outdoor Brands Corporation (a)	5,350	121,178
Nautilus, Inc. (a)	5,576	101,204
Sturm, Ruger & Company, Inc.	6,046	385,130
		607,512

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Consumer Discretionary — 18.6% (Continued)
Media — 6.1%
AMC Networks, Inc. - Class A (a) (b)	1,680	$89,006
Discovery Communications, Inc. - Series A (a)	7,731	204,872
Interpublic Group of Companies, Inc. (The)	13,087	326,259
Liberty Formula One Group - Series A (a)	3,144	100,294
Meredith Corporation	558	30,188
MSG Networks, Inc. - Class A (a)	9,702	204,227
Omnicom Group, Inc. (b)	4,090	342,415
Scripps Networks Interactive, Inc. - Class A	3,828	253,490
TEGNA, Inc. (b)	15,943	378,487
Twenty-First Century Fox, Inc. - Class A	4,587	124,399
Viacom, Inc. - Class B (b)	903	31,415
		2,085,052
Multi-Line Retail — 0.4%
Big Lots, Inc.	148	7,227
Dollar General Corporation	1,555	114,121
		121,348
Specialty Retail — 4.4%
American Eagle Outfitters, Inc.	4,720	54,280
AutoZone, Inc. (a)	130	78,770
Best Buy Company, Inc. (b)	8,413	499,648
Children's Place, Inc. (The)	67	7,249
DSW, Inc. - Class A	3,191	53,705
Express, Inc. (a)	1,215	9,428
Francesca's Holdings Corporation (a)	18,475	233,894
GameStop Corporation - Class A	7,338	162,463
Hibbett Sports, Inc. (a)	1,122	26,030
L Brands, Inc.	607	31,321
Michaels Companies, Inc. (The) (a)	4,383	84,723
Ross Stores, Inc.	979	62,578
Sally Beauty Holdings, Inc. (a)	2,618	47,176
Select Comfort Corporation (a)	237	6,826
TJX Companies, Inc. (The)	1,074	80,776
Winmark Corporation	702	85,995
		1,524,862
Textiles, Apparel & Luxury Goods — 1.2%
Carter's, Inc.	400	32,864
Coach, Inc.	301	13,909
Movado Group, Inc.	317	6,689
Skechers U.S.A., Inc. - Class A (a)	1,410	35,983

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Consumer Discretionary — 18.6% (Continued)
Textiles, Apparel & Luxury Goods — 1.2% (Continued)
Steven Madden Ltd. (a)	8,481	$332,879
		422,324
Consumer Staples — 20.2%
Beverages — 3.8%
Boston Beer Company, Inc. (The) - Class A (a)	74	10,564
Brown-Forman Corporation - Class B	6,517	338,558
Dr Pepper Snapple Group, Inc. (b)	4,574	424,513
MGP Ingredients, Inc.	952	48,752
Molson Coors Brewing Company - Class B	1,129	107,018
National Beverage Corporation	3,792	363,842
		1,293,247
Food & Staples Retailing — 1.4%
CVS Health Corporation	779	59,851
Sprouts Farmers Market, Inc. (a)	14,263	341,741
United Natural Foods, Inc. (a)	753	30,075
Whole Foods Market, Inc.	1,798	62,912
		494,579
Food Products — 5.2%
B&G Foods, Inc.	2,287	92,738
Calavo Growers, Inc.	1,592	107,778
Cal-Maine Foods, Inc. (a)	1,365	50,778
Dean Foods Company	1,474	26,886
Flowers Foods, Inc.	5,962	110,178
Hormel Foods Corporation	2,390	80,376
J & J Snack Foods Corporation	260	33,826
Lancaster Colony Corporation (b)	2,015	249,517
Mondelēz International, Inc. - Class A	3,768	175,551
Pilgrim's Pride Corporation (a) (b)	16,559	385,328
Sanderson Farms, Inc. (b)	3,875	459,962
		1,772,918
Household Products — 2.0%
Church & Dwight Company, Inc.	4,467	230,765
Clorox Company (The)	258	35,018
Energizer Holdings, Inc.	4,090	219,224
Spectrum Brands Holdings, Inc.	795	106,888
WD-40 Company (b)	1,062	112,254
		704,149
Personal Products — 5.8%
Avon Products, Inc. (a)	46,475	158,015
Herbalife Ltd. (a) (b)	6,242	448,051
Inter Parfums, Inc. (b)	9,915	345,042

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Consumer Staples — 20.2% (Continued)
Personal Products — 5.8% (Continued)
Medifast, Inc.	7,896	$328,552
Nu Skin Enterprises, Inc. - Class A (b)	4,177	229,234
USANA Health Sciences, Inc. (a) (b)	7,640	492,016
		2,000,910
Tobacco — 2.0%
Altria Group, Inc.	3,615	272,716
Universal Corporation	946	62,814
Vector Group Ltd. (b)	16,761	364,384
		699,914
Energy — 6.3%
Oil, Gas & Consumable Fuels — 6.3%
Alliance Holdings GP, L.P.	424	12,003
Alliance Resource Partners, L.P.	3,086	66,349
Delek Logistics Partners, L.P.	6,896	208,949
EQT GP Holdings, L.P.	512	13,389
EQT Midstream Partners, L.P. (b)	4,458	328,822
Green Plains Partners, L.P.	14,800	276,020
Hess Midstream Partners, L.P. (a)	445	10,342
HollyFrontier Corporation	353	8,437
PBF Energy, Inc. - Class A	3,884	75,039
PBF Logistics, L.P.	8,221	161,132
REX American Resources Corporation (a)	2,821	268,333
Shell Midstream Partners, L.P.	4,641	138,441
Tesoro Corporation	3,270	272,195
Tesoro Logistics, L.P.	1,039	55,046
Valero Energy Partners, L.P.	5,753	260,093
World Fuel Services Corporation	98	3,463
		2,158,053
Health Care — 19.9%
Health Care Equipment & Supplies — 4.6%
Abaxis, Inc.	904	43,754
Anika Therapeutics, Inc. (a) (b)	8,485	392,601
Atrion Corporation	83	45,787
Danaher Corporation	296	25,142
Edwards Lifesciences Corporation (a)	221	25,431
Globus Medical, Inc. - Class A (a) (b)	17,985	553,039
Hologic, Inc. (a)	1,292	55,957
Intuitive Surgical, Inc. (a)	29	26,526
Lantheus Holdings, Inc. (a)	5,069	84,145
LeMaitre Vascular, Inc.	1,460	44,618
Masimo Corporation (a)	358	31,160

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Health Care — 19.9% (Continued)
Health Care Equipment & Supplies — 4.6% (Continued)
Meridian Bioscience, Inc.	2,674	$36,901
Natus Medical, Inc. (a)	407	13,797
OraSure Technologies, Inc. (a)	2,017	30,396
ResMed, Inc.	392	27,871
Varian Medical Systems, Inc. (a)	1,363	134,964
		1,572,089
Health Care Providers & Services — 13.8%
AmerisourceBergen Corporation	5,590	512,994
AMN Healthcare Services, Inc. (a)	9,261	335,711
Cardinal Health, Inc. (b)	1,553	115,372
Chemed Corporation (b)	2,499	511,445
CorVel Corporation (a)	1,381	64,355
DaVita, Inc. (a)	4,576	303,206
HCA Healthcare, Inc. (a)	1,475	120,817
HealthSouth Corporation	9,108	412,866
LHC Group, Inc. (a)	5,777	347,775
McKesson Corporation	2,776	452,738
MEDNAX, Inc. (a) (b)	3,023	164,149
Premier, Inc. - Class A (a)	10,883	375,681
Quest Diagnostics, Inc. (b)	4,990	542,762
Surgery Partners, Inc. (a)	3,590	78,262
Tivity Health, Inc. (a)	2,445	83,008
U.S. Physical Therapy, Inc.	3,119	197,277
Universal Health Services, Inc. - Class B	1,045	118,775
		4,737,193
Health Care Services — 0.6%
Envision Healthcare Corporation (a)	3,943	215,327

Health Care Technology — 0.1%
Inovalon Holdings, Inc. - Class A (a)	3,680	50,048

Pharmaceuticals — 0.8%
Corcept Therapeutics, Inc. (a)	1,554	17,576
Innoviva, Inc. (a)	6,982	85,320
Phibro Animal Health Corporation - Class A	495	17,449
Prestige Brands Holdings, Inc. (a)	2,195	110,584
Sucampo Pharmaceuticals, Inc. - Class A (a)	3,568	35,680
Supernus Pharmaceuticals, Inc. (a)	443	16,657
		283,266

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Industrials — 9.4%
Aerospace & Defense — 2.2%
Engility Holdings, Inc. (a)	90	$2,370
General Dynamics Corporation (b)	1,920	390,240
Huntington Ingalls Industries, Inc.	30	5,874
National Presto Industries, Inc.	25	2,661
Raytheon Company	1,983	325,232
TransDigm Group, Inc.	24	6,434
United Technologies Corporation	106	12,856
		745,667
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	1,150	77,062
Expeditors International of Washington, Inc.	2,738	146,154
		223,216
Building Products — 0.4%
American Woodmark Corporation (a)	858	79,622
Apogee Enterprises, Inc.	49	2,611
Insteel Industries, Inc.	75	2,382
Masco Corporation	1,039	38,703
Patrick Industries, Inc. (a)	38	2,516
PGT Innovations, Inc. (a)	239	2,736
Ply Gem Holdings, Inc. (a)	134	2,191
		130,761
Commercial Services & Supplies — 0.9%
Brady Corporation - Class A	67	2,405
Deluxe Corporation	4,208	286,817
Herman Miller, Inc.	80	2,524
Kimball International, Inc. - Class B	150	2,577
Knoll, Inc.	111	2,387
SP Plus Corporation (a)	75	2,213
Steelcase, Inc. - Class A	155	2,596
		301,519
Electrical Equipment — 0.1%
Acuity Brands, Inc.	35	5,702
Rockwell Automation, Inc.	239	37,934
		43,636
Industrial Conglomerates — 0.0% (c)
Honeywell International, Inc.	97	12,900

Machinery — 2.4%
Douglas Dynamics, Inc.	81	2,466
Global Brass & Copper Holdings, Inc.	75	2,272
Greenbrier Companies, Inc. (The) (b)	9,426	417,101

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Industrials — 9.4% (Continued)
Machinery — 2.4% (Continued)
Hillenbrand, Inc.	71	$2,535
Meritor, Inc. (a)	149	2,320
Wabash National Corporation (b)	20,364	407,076
		833,770
Professional Services — 2.3%
CBIZ, Inc. (a)	171	2,582
Dun & Bradstreet Corporation (The)	56	5,864
FTI Consulting, Inc. (a)	71	2,451
GP Strategies Corporation (a)	94	2,308
Huron Consulting Group, Inc. (a)	765	31,786
ICF International, Inc. (a)	59	2,776
Insperity, Inc.	29	2,188
Kforce, Inc.	116	2,088
ManpowerGroup, Inc.	60	6,112
Navigant Consulting, Inc. (a)	108	2,105
Nielsen Holdings plc	154	5,926
Robert Half International, Inc. (b)	7,585	352,626
RPX Corporation (a) (b)	26,957	356,911
TriNet Group, Inc. (a)	89	2,753
		778,476
Road & Rail — 0.0% (c)
Landstar System, Inc.	199	16,626

Trading Companies & Distributors — 0.4%
Grainger (W.W.), Inc.	32	5,513
HD Supply Holdings, Inc. (a)	153	6,174
United Rentals, Inc. (a)	1,139	123,843
		135,530
Information Technology — 12.4%
Communications Equipment — 2.4%
F5 Networks, Inc. (a)	278	35,620
Harris Corporation	69	7,739
InterDigital, Inc. (b)	4,505	364,905
Juniper Networks, Inc.	8,857	259,776
Motorola Solutions, Inc.	90	7,521
NETGEAR, Inc. (a)	535	22,443
Oclaro, Inc. (a)	2,677	23,772
Plantronics, Inc.	314	16,617
Ubiquiti Networks, Inc. (a)	1,900	89,604
		827,997

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Information Technology — 12.4% (Continued)
Electronic Equipment, Instruments & Components — 1.2%
CDW Corporation	786	$47,301
CTS Corporation	3,755	79,043
Insight Enterprises, Inc. (a)	161	6,688
Methode Electronics, Inc.	6,270	251,741
PC Connection, Inc.	879	22,924
		407,697
Internet Software & Services — 1.5%
Blucora, Inc. (a)	796	16,318
eBay, Inc. (a)	4,616	158,329
Match Group, Inc. (a)	253	4,928
NIC, Inc.	773	15,653
Shutterstock, Inc. (a)	266	12,385
Stamps.com, Inc. (a)	133	18,341
Trade Desk, Inc. (The) - Class A (a)	107	5,885
VeriSign, Inc. (a)	2,350	211,876
Web.com Group, Inc. (a)	568	12,922
WebMD Health Corporation (a)	962	53,853
XO Group, Inc. (a)	217	3,583
		514,073
IT Services — 2.5%
Alliance Data Systems Corporation	25	6,028
Booz Allen Hamilton Holding Corporation	132	5,206
Broadridge Financial Solutions, Inc.	68	5,160
CACI International, Inc. - Class A (a)	40	4,924
Cognizant Technology Solutions Corporation - Class A	1,102	73,735
Computer Services, Inc.	628	28,574
Convergys Corporation	2,122	51,586
CSG Systems International, Inc.	2,897	115,561
DST Systems, Inc.	39	4,712
Euronet Worldwide, Inc. (a)	57	4,972
Fiserv, Inc. (a)	54	6,765
Forrester Research, Inc.	406	15,996
Genpact Ltd.	196	5,355
Hackett Group, Inc. (The)	2,221	32,560
ManTech International Corporation - Class A	424	16,239
MAXIMUS, Inc.	77	4,780
Paychex, Inc.	109	6,456
Perficient, Inc. (a)	939	16,217
Science Applications International Corporation	65	4,939
Sykes Enterprises, Inc. (a)	496	16,532
Syntel, Inc.	9,039	158,002

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Information Technology — 12.4% (Continued)
IT Services — 2.5%
Unisys Corporation (a)	1,032	$12,178
Western Union Company (The)	13,651	259,642
		856,119
Semiconductors & Semiconductor Equipment — 0.1%
Acacia Communications, Inc. (a)	487	22,908

Software — 3.3%
ACI Worldwide, Inc. (a)	4,803	109,797
CA, Inc.	10,051	319,320
Ebix, Inc.	287	15,885
ePlus, Inc. (a)	4,247	334,451
Manhattan Associates, Inc. (a)	102	4,778
MicroStrategy, Inc. - Class A (a)	318	57,991
Oracle Corporation	6,192	281,055
		1,123,277
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	797	121,750
Eastman Kodak Company (a)	656	6,068
HP, Inc. (b)	19,486	365,557
NCR Corporation (a)	187	7,205
		500,580
Materials — 11.7%
Chemicals — 9.9%
Air Products & Chemicals, Inc.	1,083	156,017
Chase Corporation	1,502	158,461
Ciner Resources, L.P.	7,448	201,096
Dow Chemical Company (The)	1,079	66,855
FutureFuel Corporation	16,374	221,704
GCP Applied Technologies, Inc. (a)	3,064	92,226
Innospec, Inc.	1,634	104,576
LyondellBasell Industries N.V. - Class A (b)	4,466	359,602
NewMarket Corporation (b)	574	267,111
PolyOne Corporation	314	11,725
PPG Industries, Inc.	895	95,192
Scotts Miracle-Gro Company (The)	2,275	197,038
Sherwin-Williams Company (The)	1,058	351,013
Trinseo S.A. (b)	5,976	385,153
W.R. Grace & Company	1,727	123,809

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Materials — 11.7% (Continued
Chemicals — 9.9% (Continued)
Westlake Chemical Corporation (b)	3,026	$185,978
Westlake Chemical Partners, L.P. (b)	17,181	417,498
		3,395,054
Containers & Packaging — 1.7%
Avery Dennison Corporation	4,190	353,049
Crown Holdings, Inc. (a)	1,317	76,044
Sealed Air Corporation	1,642	72,938
Sonoco Products Company	1,336	67,748
		569,779
Paper & Forest Products — 0.1%
Neenah Paper, Inc.	598	46,644

Total Common Stocks (Cost $28,088,400)		$33,858,779

MONEY MARKET FUNDS — 1.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.65% (d) (Cost $512,906)	512,906	$512,906

Total Investments at Value — 100.0% (Cost $28,601,306)		$34,371,685

Other Assets in Excess of Liabilities — 0.0% (c)		1,009

Net Assets — 100.0%		$34,372,694

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for the bank line of credit (Note 5).
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of May 31, 2017.
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS May 31, 2017
COMMON STOCKS — 133.8%	Shares	Value
Consumer Discretionary — 28.2%
Auto Components — 3.2%
American Axle & Manufacturing Holdings, Inc. (a)	4,012	$60,621
Cooper Tire & Rubber Company	3,111	111,996
Cooper-Standard Holdings, Inc. (a)	717	77,443
Gentex Corporation (b)	9,277	176,078
Lear Corporation (b)	1,318	196,435
Motorcar Parts of America, Inc. (a) (b)	4,147	120,553
Tenneco, Inc. (b)	3,159	179,589
		922,715
Automobiles — 0.4%
LCI Industries	1,316	117,124

Diversified Consumer Services — 0.7%
H&R Block, Inc. (b)	7,312	194,060

Hotels, Restaurants & Leisure — 3.7%
Bojangles', Inc. (a) (b)	6,679	116,883
Choice Hotels International, Inc.	1,960	127,302
Dunkin' Brands Group, Inc. (b)	1,861	108,887
Hilton Grand Vacations, Inc. (a) (b)	5,321	190,332
Hilton Worldwide Holdings, Inc.	3,520	233,974
Wyndham Worldwide Corporation (b)	1,936	195,517
Yum! Brands, Inc.	1,100	79,904
		1,052,799
Household Durables — 2.0%
La-Z-Boy, Inc.	1,878	49,767
NVR, Inc. (a) (b)	87	198,567
Tempur Sealy International, Inc. (a)	3,088	143,407
Tupperware Brands Corporation (b)	2,566	184,521
		576,262
Internet & Direct Marketing Retail — 0.4%
PetMed Express, Inc. (b)	2,900	101,761

Leisure Products — 1.3%
American Outdoor Brands Corporation (a) (b)	5,712	129,377
Nautilus, Inc. (a) (b)	6,755	122,603
Sturm, Ruger & Company, Inc. (b)	2,074	132,114
		384,094
Media — 3.9%
AMC Networks, Inc. - Class A (a) (b)	3,341	177,006
Entercom Communications Corporation - Class A (b)	5,735	59,071

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Consumer Discretionary — 28.2% (Continued)
Media — 3.9% (Continued)
Entravision Communications Corporation - Class A	9,504	$54,648
Interpublic Group of Companies, Inc. (The) (b)	7,694	191,811
Liberty Formula One Group - Series A (a)	1,074	34,261
MSG Networks, Inc. - Class A (a) (b)	5,325	112,091
National CineMedia, Inc. (b)	5,724	41,613
Scripps Networks Interactive, Inc. - Class A (b)	2,632	174,291
TEGNA, Inc. (b)	7,721	183,297
Viacom, Inc. - Class B (b)	2,344	81,548
		1,109,637
Multi-Line Retail — 1.6%
Big Lots, Inc.	2,453	119,780
Dollar General Corporation (b)	4,386	321,889
		441,669
Specialty Retail — 8.5%
American Eagle Outfitters, Inc.	9,225	106,088
AutoZone, Inc. (a) (b)	457	276,906
Best Buy Company, Inc. (b)	6,159	365,783
Buckle, Inc. (The) (b)	6,660	113,220
Cato Corporation (The) - Class A	2,401	48,404
Children's Place, Inc. (The)	1,028	111,230
DSW, Inc. - Class A	6,006	101,081
Express, Inc. (a)	6,233	48,368
Francesca's Holdings Corporation (a) (b)	8,276	104,774
GameStop Corporation - Class A (b)	5,270	116,678
Hibbett Sports, Inc. (a) (b)	4,807	111,522
J.Jill, Inc. (a)	4,091	52,160
L Brands, Inc. (b)	6,302	325,183
Select Comfort Corporation (a)	3,905	112,464
TJX Companies, Inc. (The) (b)	4,049	304,525
Winmark Corporation (b)	968	118,580
		2,416,966
Textiles, Apparel & Luxury Goods — 2.5%
Carter's, Inc. (b)	2,036	167,278
Coach, Inc. (b)	2,551	117,882
Movado Group, Inc.	5,171	109,108
Skechers U.S.A., Inc. - Class A (a) (b)	7,718	196,963
Steven Madden Ltd. (a) (b)	3,337	130,977
		722,208

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Consumer Staples — 28.3%
Beverages — 4.2%
Boston Beer Company, Inc. (The) - Class A (a) (b)	3,375	$481,781
Brown-Forman Corporation - Class B (b)	4,711	244,737
Dr Pepper Snapple Group, Inc. (b)	2,483	230,447
Molson Coors Brewing Company - Class B (b)	2,430	230,340
		1,187,305
Food & Staples Retailing — 0.0% (c)
Smart & Final Stores, Inc. (a) (b)	881	11,541

Food Products — 6.4%
Dean Foods Company	288	5,253
General Mills, Inc.	1,629	92,430
Hormel Foods Corporation (b)	6,540	219,940
Kellogg Company (b)	69	4,941
Lancaster Colony Corporation (b)	3,218	398,485
Omega Protein Corporation (b)	5,183	90,443
Pilgrim's Pride Corporation (a) (b)	15,771	366,991
Sanderson Farms, Inc. (b)	3,692	438,240
Tyson Foods, Inc. - Class A (b)	3,710	212,731
		1,829,454
Household Products — 5.1%
Church & Dwight Company, Inc. (b)	7,857	405,893
Clorox Company (The) (b)	1,018	138,173
Colgate-Palmolive Company (b)	3,144	240,076
Energizer Holdings, Inc. (b)	7,086	379,809
Procter & Gamble Company (The)	1,063	93,640
Spectrum Brands Holdings, Inc. (b)	1,327	178,415
		1,436,006
Personal Products — 9.1%
Avon Products, Inc. (a) (b)	121,161	411,948
Herbalife Ltd. (a) (b)	5,946	426,804
Inter Parfums, Inc. (b)	12,884	448,363
Medifast, Inc. (b)	10,364	431,246
Nu Skin Enterprises, Inc. - Class A (b)	7,085	388,825
USANA Health Sciences, Inc. (a) (b)	7,693	495,429
		2,602,615
Tobacco — 3.5%
Altria Group, Inc. (b)	3,205	241,785
Universal Corporation (b)	5,246	348,335
Vector Group Ltd. (b)	18,426	400,581
		990,701

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Energy — 8.3%
Oil, Gas & Consumable Fuels — 8.3%
Alliance Holdings GP, L.P. (b)	6,222	$176,145
Alliance Resource Partners, L.P. (b)	7,880	169,420
Alon USA Partners, L.P.	6,821	75,508
CVR Refining, L.P. (a)	11,226	108,892
Delek Logistics Partners, L.P. (b)	3,316	100,475
EQT GP Holdings, L.P. (b)	7,790	203,709
EQT Midstream Partners, L.P. (b)	2,740	202,102
Green Plains Partners, L.P. (b)	8,944	166,806
Hess Midstream Partners, L.P. (a) (b)	3,950	91,798
Marathon Oil Corporation (b)	209	2,721
PBF Energy, Inc. - Class A	263	5,081
PBF Logistics, L.P.	3,791	74,304
Phillips 66 (b)	57	4,338
REX American Resources Corporation (a) (b)	1,790	170,265
Shell Midstream Partners, L.P. (b)	6,385	190,465
Tesoro Corporation (b)	2,580	214,759
Tesoro Logistics, L.P. (b)	3,881	205,615
Valero Energy Partners, L.P. (b)	4,473	202,224
		2,364,627
Financials — 0.0%
Insurance — 0.0%
Gerova Financial Group Ltd. (a) (b) (d)	2	0

Health Care — 29.3%
Health Care Equipment & Supplies — 15.2%
Abaxis, Inc. (b)	4,552	220,317
Align Technology, Inc. (a) (b)	68	9,873
Anika Therapeutics, Inc. (a) (b)	4,800	222,096
Atrion Corporation (b)	417	230,038
Danaher Corporation (b)	4,587	389,620
Edwards Lifesciences Corporation (a) (b)	3,448	396,761
Globus Medical, Inc. - Class A (a) (b)	14,365	441,724
Hologic, Inc. (a) (b)	10,270	444,794
Intuitive Surgical, Inc. (a) (b)	451	412,521
Lantheus Holdings, Inc. (a) (b)	11,204	185,986
LeMaitre Vascular, Inc. (b)	4,164	127,252
Masimo Corporation (a) (b)	5,056	440,074
Meridian Bioscience, Inc. (b)	14,872	205,234
Natus Medical, Inc. (a)	1,456	49,358
OraSure Technologies, Inc. (a)	6,047	91,128

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Health Care — 29.3% (Continued)
Health Care Equipment & Supplies — 15.2% (Continued)
Varian Medical Systems, Inc. (a) (b)	4,846	$479,851
		4,346,627
Health Care Providers & Services — 10.4%
American Renal Associates Holdings, Inc. (a) (b)	12,804	207,425
AmerisourceBergen Corporation (b)	4,436	407,092
AMN Healthcare Services, Inc. (a) (b)	5,524	200,245
DaVita, Inc. (a) (b)	6,753	447,454
Express Scripts Holding Company (a) (b)	6,233	372,422
HealthSouth Corporation (b)	9,748	441,877
Laboratory Corporation of America Holdings (a) (b)	23	3,197
LHC Group, Inc. (a) (b)	956	57,551
MEDNAX, Inc. (a) (b)	7,951	431,739
Surgery Partners, Inc. (a)	4,152	90,513
Tivity Health, Inc. (a)	5,026	170,633
U.S. Physical Therapy, Inc. (b)	1,921	121,503
		2,951,651
Pharmaceuticals — 3.7%
Corcept Therapeutics, Inc. (a)	14,570	164,787
Innoviva, Inc. (a) (b)	18,583	227,084
Phibro Animal Health Corporation - Class A (b)	7,054	248,654
Sucampo Pharmaceuticals, Inc. - Class A (a) (b)	16,178	161,780
Supernus Pharmaceuticals, Inc. (a) (b)	6,692	251,619
		1,053,924
Industrials — 11.3%
Aerospace & Defense — 2.5%
BWX Technologies, Inc. (b)	41	1,993
Engility Holdings, Inc. (a)	323	8,505
General Dynamics Corporation (b)	1,002	203,656
Huntington Ingalls Industries, Inc.	491	96,143
National Presto Industries, Inc.	412	43,857
Raytheon Company (b)	1,236	202,716
TransDigm Group, Inc.	387	103,747
United Technologies Corporation	378	45,844
		706,461
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc. (b)	1,330	89,123
Expeditors International of Washington, Inc. (b)	1,744	93,095
Hub Group, Inc. - Class A (a)	534	19,144
		201,362

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Industrials — 11.3% (Continued)
Building Products — 1.3%
American Woodmark Corporation (a) (b)	466	$43,245
Apogee Enterprises, Inc.	793	42,251
Continental Building Products, Inc. (a)	610	14,884
Insteel Industries, Inc.	1,257	39,922
Masco Corporation (b)	2,584	96,254
Patrick Industries, Inc. (a)	607	40,183
PGT Innovations, Inc. (a)	3,751	42,949
Ply Gem Holdings, Inc. (a)	2,342	38,292
		357,980
Commercial Services & Supplies — 1.0%
Brady Corporation - Class A	1,097	39,382
Deluxe Corporation (b)	586	39,942
Herman Miller, Inc.	1,302	41,078
Kimball International, Inc. - Class B	2,407	41,352
Knoll, Inc.	1,823	39,195
SP Plus Corporation (a)	1,372	40,474
Steelcase, Inc. - Class A	2,545	42,629
		284,052
Electrical Equipment — 0.9%
Acuity Brands, Inc.	302	49,199
Atkore International Group, Inc. (a)	1,414	29,496
Emerson Electric Company	2,597	153,535
Hubbell, Inc.	284	32,918
		265,148
Industrial Conglomerates — 0.7%
Honeywell International, Inc. (b)	1,489	198,022

Machinery — 0.9%
Douglas Dynamics, Inc.	1,376	41,899
Global Brass & Copper Holdings, Inc.	1,297	39,299
Greenbrier Companies, Inc. (The) (b)	980	43,365
Hillenbrand, Inc.	1,154	41,198
Meritor, Inc. (a)	2,525	39,314
Wabash National Corporation (b)	1,944	38,861
		243,936
Professional Services — 2.2%
CBIZ, Inc. (a)	607	9,166
Dun & Bradstreet Corporation (The)	864	90,469
FTI Consulting, Inc. (a)	1,223	42,230
GP Strategies Corporation (a)	337	8,273
Huron Consulting Group, Inc. (a)	212	8,809

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Industrials — 11.3% (Continued)
Professional Services — 2.2% (Continued)
ICF International, Inc. (a)	945	$44,462
Insperity, Inc. (b)	533	40,215
Kforce, Inc.	2,090	37,620
ManpowerGroup, Inc.	926	94,332
Navigant Consulting, Inc. (a)	1,956	38,122
Nielsen Holdings plc	551	21,202
Robert Half International, Inc. (b)	2,018	93,817
RPX Corporation (a) (b)	3,148	41,680
TriNet Group, Inc. (a)	1,386	42,869
VSE Corporation	338	14,142
		627,408
Road & Rail — 0.1%
Landstar System, Inc.	502	41,942

Trading Companies & Distributors — 1.0%
Grainger (W.W.), Inc.	505	87,001
HD Supply Holdings, Inc. (a)	2,371	95,670
United Rentals, Inc. (a) (b)	870	94,595
		277,266
Information Technology — 17.9%
Communications Equipment — 3.3%
F5 Networks, Inc. (a) (b)	899	115,189
Harris Corporation	1,047	117,432
InterDigital, Inc. (b)	1,328	107,568
Juniper Networks, Inc. (b)	3,792	111,219
Motorola Solutions, Inc.	1,345	112,402
NETGEAR, Inc. (a)	2,479	103,994
Oclaro, Inc. (a)	13,539	120,226
Plantronics, Inc.	657	34,769
Ubiquiti Networks, Inc. (a) (b)	2,334	110,071
		932,870
Electronic Equipment, Instruments & Components — 2.2%
CDW Corporation (b)	1,935	116,448
CTS Corporation (b)	5,306	111,691
Insight Enterprises, Inc. (a)	2,494	103,601
Methode Electronics, Inc. (b)	2,711	108,847
PC Connection, Inc.	3,941	102,781
Tech Data Corporation (a)	915	88,728
		632,096

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Information Technology — 17.9% (Continued)
Internet Software & Services — 1.9%
Blucora, Inc. (a)	1,983	$40,651
eBay, Inc. (a) (b)	3,260	111,818
Match Group, Inc. (a)	3,906	76,089
NIC, Inc.	2,877	58,259
Stamps.com, Inc. (a)	539	74,328
Trade Desk, Inc. (The) - Class A (a)	1,428	78,540
VeriSign, Inc. (a) (b)	193	17,401
WebMD Health Corporation (a) (b)	1,094	61,242
XO Group, Inc. (a)	1,939	32,013
		550,341
IT Services — 5.3%
Alliance Data Systems Corporation	352	84,878
Automatic Data Processing, Inc.	888	90,905
Booz Allen Hamilton Holding Corporation	2,065	81,444
Broadridge Financial Solutions, Inc.	1,057	80,216
CACI International, Inc. - Class A (a)	611	75,214
Cognizant Technology Solutions Corporation - Class A (b)	1,767	118,230
Convergys Corporation (b)	2,597	63,133
CSG Systems International, Inc. (b)	1,542	61,510
DST Systems, Inc.	140	16,915
Euronet Worldwide, Inc. (a)	203	17,708
Fiserv, Inc. (a)	194	24,304
Forrester Research, Inc.	1,001	39,439
Genpact Ltd.	1,698	46,389
Hackett Group, Inc. (The) (b)	3,446	50,518
Jack Henry & Associates, Inc.	586	62,239
ManTech International Corporation - Class A	1,582	60,591
MAXIMUS, Inc.	1,193	74,061
Paychex, Inc.	1,892	112,063
Perficient, Inc. (a)	3,566	61,585
Science Applications International Corporation	1,013	76,978
Sykes Enterprises, Inc. (a)	1,945	64,827
Syntel, Inc. (b)	3,345	58,471
Teradata Corporation (a)	1,981	54,002
Unisys Corporation (a)	3,849	45,418
		1,521,038
Semiconductors & Semiconductor Equipment — 0.4%
Acacia Communications, Inc. (a)	2,462	115,812

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Information Technology — 17.9% (Continued)
Software — 2.3%
ACI Worldwide, Inc. (a) (b)	1,219	$27,866
Aspen Technology, Inc. (a)	983	60,120
CA, Inc. (b)	2,280	72,436
Citrix Systems, Inc. (a)	658	54,311
Ebix, Inc.	1,008	55,793
ePlus, Inc. (a) (b)	1,567	123,401
Manhattan Associates, Inc. (a)	1,618	75,787
MicroStrategy, Inc. - Class A (a) (b)	321	58,538
Oracle Corporation (b)	2,435	110,525
		638,777
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc. (b)	2,027	309,645
Eastman Kodak Company (a)	2,337	21,617
HP, Inc. (b)	15,937	298,978
NCR Corporation (a)	1,794	69,123
		699,363
Materials — 10.5%
Chemicals — 7.3%
Chase Corporation (b)	2,445	257,947
Ciner Resources, L.P. (b)	9,036	243,972
Eastman Chemical Company	831	66,571
Ferro Corporation (a) (b)	179	3,000
FutureFuel Corporation (b)	16,870	228,420
GCP Applied Technologies, Inc. (a) (b)	7,932	238,753
Koppers Holdings, Inc. (a) (b)	196	7,066
NewMarket Corporation (b)	236	109,823
PolyOne Corporation (b)	5,264	196,558
Scotts Miracle-Gro Company (The) (b)	457	39,581
Terra Nitrogen Company, L.P. (b)	2,852	232,609
Trinseo S.A. (b)	3,236	208,560
Westlake Chemical Partners, L.P. (b)	10,162	246,937
		2,079,797
Containers & Packaging — 2.9%
Avery Dennison Corporation (b)	2,455	206,858
Crown Holdings, Inc. (a) (b)	3,625	209,308
Sealed Air Corporation (b)	4,693	208,463
Sonoco Products Company (b)	3,945	200,051
		824,680

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 133.8% (Continued)	Shares	Value
Materials — 10.5% (Continued)
Metals & Mining — 0.0% (c)
Reliance Steel & Aluminum Company (b)	7	$511

Paper & Forest Products — 0.3%
Louisiana-Pacific Corporation (a)	4,026	89,699

Total Common Stocks (Cost $35,820,779)		$38,102,307

MONEY MARKET FUNDS — 3.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.65% (e) (Cost $1,052,639)	1,052,639	$1,052,639

Total Investments at Value — 137.5% (Cost $36,873,418)		$39,154,946

Liabilities in Excess of Other Assets (f) — (37.5%)		(10,670,688)

Net Assets — 100.0%		$28,484,258

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for open short positions and trading purposes.
(c)	Percentage rounds to less than 0.1%.
(d)
Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at May 31, 2017 representing 0.0% of net assets (Note 2).

(e)	The rate shown is the 7-day effective yield as of May 31, 2017.
(f)	Includes cash held as margin deposits for short positions.
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT May 31, 2017
COMMON STOCKS — 93.5%	Shares	Value
Consumer Discretionary — 20.1%
Auto Components — 0.6%
BorgWarner, Inc.	1,011	$42,977
Dana, Inc.	2,397	50,625
Fox Factory Holding Corporation	742	24,375
Modine Manufacturing Company	3,359	51,057
Superior Industries International, Inc.	692	13,494
		182,528
Distributors — 0.1%
Core-Mark Holding Company, Inc.	1,169	39,804

Diversified Consumer Services — 0.5%
2U, Inc.	469	20,050
Regis Corporation	2,318	21,905
Service Corporation International	1,969	62,771
Sotheby's	564	29,661
		134,387
Hotels, Restaurants & Leisure — 7.9%
Aramark	577	21,499
Biglari Holdings, Inc.	100	38,021
BJ's Restaurants, Inc.	924	41,395
Bloomin' Brands, Inc.	1,910	38,257
Bob Evans Farms, Inc.	613	43,161
Buffalo Wild Wings, Inc.	338	48,571
Carrols Restaurant Group, Inc.	3,027	35,870
Cedar Fair, L.P.	900	63,918
Cheesecake Factory, Inc. (The)	346	20,407
Chipotle Mexican Grill, Inc.	130	62,056
Churchill Downs, Inc.	84	14,083
Chuy's Holdings, Inc.	1,366	36,745
Dave & Buster's Entertainment, Inc.	969	64,632
Denny's Corporation	3,381	40,234
Eldorado Resorts, Inc.	2,073	43,015
Extended Stay America, Inc.	3,578	65,120
Fiesta Restaurant Group, Inc.	1,759	38,786
Habit Restaurants, Inc. (The) - Class A	2,147	39,827
Hyatt Hotels Corporation - Class A	1,098	63,355
ILG, Inc.	2,525	68,024
International Speedway Corporation - Class A	1,114	39,324
Jack in the Box, Inc.	276	29,416
Las Vegas Sands Corporation	2,034	120,270
Marcus Corporation (The)	1,248	41,184

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Consumer Discretionary — 20.1% (Continued)
Hotels, Restaurants & Leisure — 7.9% (Continued)
Marriott International, Inc. - Class A	1,211	$130,364
Marriott Vacations Worldwide Corporation	554	64,552
McDonald's Corporation	357	53,868
MGM Resorts International	3,885	123,232
Norwegian Cruise Line Holdings Ltd.	1,191	59,514
Red Robin Gourmet Burgers, Inc.	695	50,092
Red Rock Resorts, Inc. - Class A	2,717	64,230
Royal Caribbean Cruises Ltd.	1,129	124,393
SeaWorld Entertainment, Inc.	2,274	40,591
Shake Shack, Inc. - Class A	1,190	44,054
Six Flags Entertainment Corporation	1,013	61,165
Speedway Motorsports, Inc.	2,345	40,381
Texas Roadhouse, Inc.	1,300	63,596
Vail Resorts, Inc.	318	68,020
Wendy's Company (The)	4,160	67,267
Wynn Resorts Ltd.	506	65,122
		2,237,611
Household Durables — 2.2%
Cavco Industries, Inc.	118	13,009
Century Communities, Inc.	1,542	38,396
Helen of Troy Ltd.	150	13,650
Installed Building Products, Inc.	812	40,275
Lennar Corporation - Class A	1,258	64,548
M/I Homes, Inc.	622	17,534
MDC Holdings, Inc.	1,253	42,164
Meritage Homes Corporation	1,039	41,456
Mohawk Industries, Inc.	340	81,362
Newell Brands, Inc.	2,439	129,145
Taylor Morrison Home Corporation - Class A	631	14,671
Toll Brothers, Inc.	1,729	63,817
TRI Pointe Group, Inc.	3,308	40,920
Universal Electronics, Inc.	619	39,987
		640,934
Internet & Direct Marketing Retail — 2.7%
1-800-FLOWERS.COM, Inc. - Class A	3,066	30,660
Amazon.com, Inc.	129	128,306
Etsy, Inc.	3,805	51,025
Expedia, Inc.	864	124,226
FTD Companies, Inc.	2,066	35,783
Groupon, Inc.	11,644	35,049
Liberty Expedia Holdings, Inc. - Series A	1,259	65,682

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Consumer Discretionary — 20.1% (Continued)
Internet & Direct Marketing Retail — 2.7% (Continued)
Liberty TripAdvisor Holdings, Inc. - Series A	2,780	$32,943
Liberty Ventures - Series A	671	36,160
Netflix, Inc.	765	124,749
Shutterfly, Inc.	794	39,295
TripAdvisor, Inc.	1,385	53,336
		757,214
Leisure Products — 0.6%
Callaway Golf Company	3,322	42,322
Mattel, Inc.	2,827	64,767
Polaris Industries, Inc.	725	60,610
Vista Outdoor, Inc.	846	17,749
		185,448
Media — 2.6%
Cable One, Inc.	95	68,267
Gannett Company, Inc.	4,947	38,834
John Wiley & Sons, Inc. - Class A	1,193	60,485
Liberty Braves Group - Series A	1,705	40,443
Lions Gate Entertainment Corporation - Class A	2,469	66,910
Live Nation Entertainment, Inc.	1,926	66,428
Loral Space & Communications, Inc.	600	23,700
Madison Square Garden Company (The) - Class A	316	61,750
Meredith Corporation	372	20,125
New Media Investment Group, Inc.	3,123	40,380
New York Times Company (The) - Class A	3,509	61,758
News Corporation - Class A	4,984	66,686
Pandora Media, Inc.	1,959	17,435
Scholastic Corporation	526	22,371
Time, Inc.	2,826	35,325
World Wrestling Entertainment, Inc. - Class A	2,016	41,146
		732,043
Multi-Line Retail — 0.0% (a)
Macy's, Inc.	491	11,539

Specialty Retail — 1.9%
Abercrombie & Fitch Company - Class A	3,206	42,287
At Home Group, Inc.	2,279	42,708
Barnes & Noble Education, Inc.	4,057	38,501
Barnes & Noble, Inc.	4,972	33,312
Guess?, Inc.	3,770	45,391
Lithia Motors, Inc. - Class A	96	8,722
Lowe's Companies, Inc.	475	37,416

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Consumer Discretionary — 20.1% (Continued)
Specialty Retail — 1.9% (Continued)
Lumber Liquidators Holdings, Inc.	1,763	$51,092
MarineMax, Inc.	2,095	37,815
Systemax, Inc.	1,629	25,950
Tile Shop Holdings, Inc.	1,991	39,123
Ulta Beauty, Inc.	412	125,594
		527,911
Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc.	6,349	43,364
Deckers Outdoor Corporation	687	47,650
Fossil Group, Inc.	1,359	14,636
G-III Apparel Group Ltd.	1,772	34,678
NIKE, Inc. - Class B	742	39,318
Ralph Lauren Corporation	797	54,037
Unifi, Inc.	963	27,099
Wolverine World Wide, Inc.	717	18,642
		279,424
Consumer Staples — 20.2%
Beverages — 3.6%
Brown-Forman Corporation - Class B	4	208
Coca-Cola Bottling Company Consolidated	1,109	252,564
Coca-Cola Company (The)	2,446	111,220
Constellation Brands, Inc. - Class A	604	110,381
MGP Ingredients, Inc.	4,164	213,238
National Beverage Corporation	2,246	215,504
PepsiCo, Inc.	943	110,208
		1,013,323
Food & Staples Retailing — 0.3%
Diplomat Pharmacy, Inc.	4,646	79,632
Smart & Final Stores, Inc.	881	11,541
		91,173
Food Products — 14.2%
Archer-Daniels-Midland Company	2,481	103,160
Blue Buffalo Pet Products, Inc.	1,706	40,074
Bunge Ltd.	2,658	212,560
Calavo Growers, Inc.	3,465	234,581
Campbell Soup Company	1,859	107,171
Conagra Brands, Inc.	2,812	108,374
Darling Ingredients, Inc.	15,133	237,134
Farmer Brothers Company	1,466	43,980
Flowers Foods, Inc.	9,836	181,769
Fresh Del Monte Produce, Inc.	3,447	174,694

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Consumer Staples — 20.2% (Continued)
Food Products — 14.2% (Continued)
Freshpet, Inc.	6,808	$103,482
Hershey Company (The)	993	114,463
Hostess Brands, Inc.	14,172	223,067
J & J Snack Foods Corporation	1,712	222,731
JM Smucker Company (The)	849	108,545
John B. Sanfilippo & Son, Inc.	1,908	123,581
Kellogg Company	1,580	113,128
Kraft Heinz Company (The)	1,188	109,534
McCormick & Company, Inc.	1,898	197,677
Mondelēz International, Inc. - Class A	2,364	110,139
Pinnacle Foods, Inc.	3,264	203,380
Post Holdings, Inc.	2,317	186,148
Seaboard Corporation	47	190,327
Snyder's-Lance, Inc.	5,396	198,303
Tootsie Roll Industries, Inc.	6,199	215,105
TreeHouse Foods, Inc.	2,419	186,698
		4,049,805
Household Products — 0.7%
Central Garden & Pet Company	6,255	187,150

Personal Products — 1.4%
Coty, Inc. - Class A	7,915	149,910
Edgewell Personal Care Company	2,006	146,719
Estée Lauder Companies, Inc. (The) - Class A	1,166	109,767
		406,396
Energy — 5.6%
Oil, Gas & Consumable Fuels — 5.6%
American Midstream Partners, L.P.	2,469	29,751
Arch Coal, Inc. - Class A	898	63,551
Cheniere Energy Partners L.P. Holdings, LLC	2,655	71,287
CONSOL Energy, Inc.	4,324	62,741
Crestwood Equity Partners, L.P.	2,600	59,540
CrossAmerica Partners, L.P.	2,535	60,916
CVR Energy, Inc.	4,238	84,591
DCP Midstream, L.P.	1,012	34,185
Delek US Holdings, Inc.	3,814	93,519
Dominion Midstream Partners, L.P.	2,202	63,087
Enable Midstream Partners, L.P.	4,098	63,232
Enbridge Energy Management, LLC	3,783	60,831
Enbridge Energy Partners, L.P.	3,812	63,127
EnLink Midstream Partners, L.P.	3,183	54,016

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Energy — 5.6% (Continued)
Oil, Gas & Consumable Fuels — 5.6% (Continued)
EnLink Midstream, LLC	3,741	$63,784
Genesis Energy, L.P.	2,182	68,057
HollyFrontier Corporation	2,628	62,809
Marathon Oil Corporation	209	2,721
MPLX, L.P.	1,935	63,952
NuStar Energy, L.P.	339	15,452
Par Pacific Holdings, Inc.	5,559	95,670
Peabody Energy Corporation	1,198	29,099
Phillips 66	57	4,338
Phillips 66 Partners, L.P.	285	14,113
Renewable Energy Group, Inc.	3,360	37,968
SemGroup Corporation - Class A	916	28,396
Sprague Resources, L.P.	2,459	62,582
Summit Midstream Partners, L.P.	2,191	50,612
Targa Resources Corporation	1,303	59,847
TC PipeLines, L.P.	909	51,149
TransMontaigne Partners, L.P.	561	23,310
		1,598,233
Health Care — 19.7%
Health Care Equipment & Supplies — 9.6%
Align Technology, Inc.	68	9,874
Antares Pharma, Inc.	15,317	37,220
AtriCure, Inc.	3,555	74,264
Baxter International, Inc.	3,526	209,127
Boston Scientific Corporation	7,520	203,266
Cardiovascular Systems, Inc.	2,451	73,604
Cerus Corporation	3,986	9,128
Cooper Companies, Inc. (The)	792	173,250
DENTSPLY SIRONA, Inc.	1,091	69,300
DexCom, Inc.	2,206	147,449
Endologix, Inc.	10,527	50,740
GenMark Diagnostics, Inc.	5,921	76,618
Haemonetics Corporation	1,808	73,730
Hill-Rom Holdings, Inc.	695	53,765
Insulet Corporation	1,844	77,393
Integra LifeSciences Holdings Corporation	3,486	175,520
Invacare Corporation	3,936	55,695
K2M Group Holdings, Inc.	3,491	79,420
Merit Medical Systems, Inc.	2,304	81,792
Nevro Corporation	1,463	100,698
NuVasive, Inc.	2,240	168,067

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Health Care — 19.7% (Continued)
Health Care Equipment & Supplies — 9.6% (Continued)
NxStage Medical, Inc.	3,006	$65,110
Penumbra, Inc.	1,859	154,018
Spectranetics Corporation (The)	2,685	72,495
Teleflex, Inc.	350	70,007
West Pharmaceutical Services, Inc.	1,710	165,904
Zimmer Biomet Holdings, Inc.	1,662	198,127
		2,725,581
Health Care Providers & Services — 6.2%
Acadia Healthcare Company, Inc.	5,324	220,094
Aceto Corporation	2,825	39,974
Addus HomeCare Corporation	789	29,272
Almost Family, Inc.	1,085	62,279
Amedisys, Inc.	1,316	78,855
AmerisourceBergen Corporation	4	367
BioTelemetry, Inc.	1,644	47,429
Cross Country Healthcare, Inc.	3,309	38,219
HCA Healthcare, Inc.	2,106	172,503
Henry Schein, Inc.	1,334	245,416
Laboratory Corporation of America Holdings	993	138,027
McKesson Corporation	294	47,948
Patterson Companies, Inc.	5,306	234,313
PharMerica Corporation	3,165	78,176
Providence Service Corporation (The)	1,680	78,523
Quest Diagnostics, Inc.	1,652	179,688
Teladoc, Inc.	2,834	86,720
		1,777,803
Health Care Services — 0.8%
Envision Healthcare Corporation	4,145	226,358

Pharmaceuticals — 3.1%
Abbott Laboratories	4,487	204,877
Achaogen, Inc.	3,163	63,829
Aclaris Therapeutics, Inc.	2,835	67,416
Aerie Pharmaceuticals, Inc.	1,860	103,137
Dermira, Inc.	2,533	69,455
Horizon Pharma plc	2,584	25,840
Impax Laboratories, Inc.	5,052	77,043
Intersect ENT, Inc.	3,398	85,970
Intra-Cellular Therapies, Inc.	4,361	44,700

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Health Care — 19.7% (Continued)
Pharmaceuticals — 3.1% (Continued)
Pacira Pharmaceuticals, Inc.	1,180	$52,392
Revance Therapeutics, Inc.	3,537	78,698
		873,357
Industrials — 7.9%
Aerospace & Defense — 1.4%
AAR Corporation	422	14,745
Aerojet Rocketdyne Holdings, Inc.	688	15,067
AeroVironment, Inc.	506	15,706
Boeing Company (The)	371	69,611
BWX Technologies, Inc.	41	1,993
Cubic Corporation	305	14,137
Esterline Technologies Corporation	368	35,862
HEICO Corporation	353	26,196
Hexcel Corporation	657	33,789
KEYW Holding Corporation (The)	907	8,353
KLX, Inc.	314	15,194
Kratos Defense & Security Solutions, Inc.	1,773	19,184
Orbital ATK, Inc.	340	34,564
Rockwell Collins, Inc.	149	16,248
Teledyne Technologies, Inc.	252	33,141
Textron, Inc.	706	33,747
		387,537
Air Freight & Logistics — 0.8%
Air Transport Services Group, Inc.	693	16,528
Echo Global Logistics, Inc.	775	14,454
FedEx Corporation	355	68,813
Forward Air Corporation	289	15,066
United Parcel Service, Inc. - Class B	637	67,503
XPO Logistics, Inc.	632	33,243
		215,607
Building Products — 0.4%
Advanced Drainage Systems, Inc.	647	12,390
Armstrong Flooring, Inc.	762	14,089
Armstrong World Industries, Inc.	163	6,789
CSW Industrials, Inc.	418	14,756
Griffon Corporation	623	13,519
JELD-WEN Holdings, Inc.	1,021	31,896
Quanex Building Products Corporation	718	14,791
		108,230

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Industrials — 7.9% (Continued)
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	345	$14,849
Advanced Disposal Services, Inc.	214	4,990
Brink's Company (The)	543	34,263
Casella Waste Systems, Inc. - Class A	1,019	14,286
Clean Harbors, Inc.	568	33,177
Essendant, Inc.	675	10,868
Healthcare Services Group, Inc.	727	34,801
InnerWorkings, Inc.	1,334	14,461
Johnson Controls International plc	1,612	67,317
KAR Auction Services, Inc.	779	33,941
MSA Safety, Inc.	422	34,224
Quad/Graphics, Inc.	126	2,806
Republic Services, Inc.	1,068	67,935
Rollins, Inc.	837	36,050
Stericycle, Inc.	392	32,054
Team, Inc.	570	14,621
Waste Management, Inc.	930	67,806
		518,449
Electrical Equipment — 0.6%
Babcock & Wilcox Enterprises, Inc.	1,494	15,911
Eaton Corporation plc	679	52,541
EnerSys	403	29,846
General Cable Corporation	178	2,946
Sensata Technologies Holding N.V.	833	33,678
Sunrun, Inc.	3,022	15,231
Thermon Group Holdings, Inc.	724	13,409
Vicor Corporation	837	14,187
		177,749
Industrial Conglomerates — 0.3%
General Electric Company	2,354	64,453
Raven Industries, Inc.	478	16,180
		80,633
Machinery — 1.1%
Actuant Corporation - Class A	550	14,273
Albany International Corporation - Class A	307	14,828
Altra Industrial Motion Corporation	357	15,422
Briggs & Stratton Corporation	594	14,125
Chart Industries, Inc.	418	14,358
CIRCOR International, Inc.	233	15,019
Energy Recovery, Inc.	392	2,975
EnPro Industries, Inc.	209	13,963

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Industrials — 7.9% (Continued)
Machinery — 1.1% (Continued)
Gorman-Rupp Company (The)	540	$12,998
Harsco Corporation	1,032	15,377
Hyster-Yale Materials Handling, Inc.	215	16,046
Lindsay Corporation	115	9,819
Manitowoc Company, Inc. (The)	2,534	14,342
Milacron Holdings Corporation	657	11,425
NACCO Industries, Inc. - Class A	110	7,288
RBC Bearings, Inc.	65	6,586
Rev Group, Inc.	542	14,553
Rexnord Corporation	627	14,296
SPX Corporation	580	13,972
SPX FLOW, Inc.	397	14,820
Sun Hydraulics Corporation	365	15,618
Titan International, Inc.	1,396	14,477
TriMas Corporation	649	14,148
		300,728
Professional Services — 0.3%
Advisory Board Company (The)	299	15,458
Insperity, Inc.	26	1,962
Mistras Group, Inc.	678	14,184
TransUnion	344	15,036
TrueBlue, Inc.	551	14,794
WageWorks, Inc.	461	32,616
		94,050
Road & Rail — 0.6%
ArcBest Corporation	679	12,765
Genesee & Wyoming, Inc. - Class A	512	33,536
J.B. Hunt Transport Services, Inc.	83	7,086
Kansas City Southern	368	35,034
Knight Transportation, Inc.	1,005	33,517
Old Dominion Freight Line, Inc.	387	34,567
Werner Enterprises, Inc.	556	15,151
		171,656
Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.	51	3,149
Beacon Roofing Supply, Inc.	674	32,507
BMC Stock Holdings, Inc.	361	7,039
DXP Enterprises, Inc.	426	15,264
GMS, Inc.	138	4,507
MRC Global, Inc.	797	14,386
NOW, Inc.	860	14,199

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Industrials — 7.9% (Continued)
Trading Companies & Distributors — 0.5% (Continued)
Rush Enterprises, Inc. - Class A	397	$14,232
SiteOne Landscape Supply, Inc.	304	16,167
Univar, Inc.	1,085	33,006
		154,456
Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corporation	419	32,640

Information Technology — 12.5%
Communications Equipment — 1.9%
Applied Optoelectronics, Inc.	462	32,257
Arista Networks, Inc.	280	41,266
ARRIS International plc	1,467	41,135
CalAmp Corporation	2,174	41,089
Ciena Corporation	1,728	40,573
EchoStar Corporation - Class A	698	41,217
Extreme Networks, Inc.	4,560	43,913
Harmonic, Inc.	1,471	7,428
Infinera Corporation	4,132	40,163
Lumentum Holdings, Inc.	823	46,952
Palo Alto Networks, Inc.	349	41,388
Quantenna Communications, Inc.	2,056	39,311
ShoreTel, Inc.	1,990	11,542
ViaSat, Inc.	617	40,259
Viavi Solutions, Inc.	3,549	39,855
		548,348
Electronic Equipment, Instruments & Components — 2.9%
Amphenol Corporation - Class A	1,936	144,426
Coherent, Inc.	178	44,171
Corning, Inc.	4,852	141,193
FARO Technologies, Inc.	1,131	39,302
Fitbit, Inc. - Class A	6,651	34,785
Flex Ltd.	2,514	43,392
Jabil Circuit, Inc.	1,374	41,110
KEMET Corporation	1,297	17,899
Knowles Corporation	1,512	25,900
Littelfuse, Inc.	242	39,192
Mercury Systems, Inc.	374	14,874
MTS Systems Corporation	817	42,361
National Instruments Corporation	1,136	43,338
OSI Systems, Inc.	513	40,624

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Information Technology — 12.5% (Continued)
Electronic Equipment, Instruments & Components — 2.9% (Continued)
Trimble, Inc.	1,146	$41,302
Universal Display Corporation	404	45,814
Zebra Technologies Corporation - Class A	417	43,510
		843,193
Internet Software & Services — 2.1%
Actua Corporation	1,449	20,286
Alphabet, Inc. - Class A	31	30,600
AppFolio, Inc. - Class A	747	21,401
Apptio, Inc. - Class A	1,512	24,978
Bankrate, Inc.	825	8,621
Benefitfocus, Inc.	671	21,338
Cornerstone OnDemand, Inc.	538	20,100
Envestnet, Inc.	579	20,757
Facebook, Inc. - Class A	60	9,088
GoDaddy, Inc. - Class A	644	26,494
Hortonworks, Inc.	1,801	22,260
IAC/InterActiveCorporation	264	28,074
Instructure, Inc.	812	21,680
LivePerson, Inc.	874	8,347
LogMeIn, Inc.	220	24,420
MINDBODY, Inc. - Class A	745	20,897
MuleSoft, Inc.	879	22,871
New Relic, Inc.	489	21,355
Nutanix, Inc. - Class A	1,295	24,152
Okta, Inc.	840	21,924
PayPal Holdings, Inc.	632	32,997
Q2 Holdings, Inc.	530	20,988
Quotient Technology, Inc.	449	4,939
TrueCar, Inc.	1,184	20,815
Twitter, Inc.	1,381	25,300
Yahoo!, Inc.	817	41,111
Yelp, Inc.	405	11,308
Zillow Group, Inc. - Class A	612	26,861
		603,962
IT Services — 0.6%
Conduent, Inc.	1,492	24,484
Fidelity National Information Services, Inc.	324	27,822
Gartner, Inc.	95	11,362
Global Payments, Inc.	72	6,596

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Information Technology — 12.5% (Continued)
IT Services — 0.6% (Continued)
Leidos Holdings, Inc.	108	$6,000
Square, Inc. - Class A	1,273	29,266
VeriFone Systems, Inc.	2,185	39,964
WEX, Inc.	250	25,540
		171,034
Software — 3.8%
8x8, Inc.	1,521	20,762
A10 Networks, Inc.	2,431	19,861
Adobe Systems, Inc.	295	41,849
Autodesk, Inc.	427	47,726
Blackbaud, Inc.	315	26,060
Blackline, Inc.	637	21,505
Bottomline Technologies (de), Inc.	613	15,331
Box, Inc. - Class A	1,140	21,318
Callidus Software, Inc.	325	7,767
Ellie Mae, Inc.	235	25,747
FireEye, Inc.	1,603	24,029
Fortinet, Inc.	637	25,060
Guidewire Software, Inc.	410	27,232
HubSpot, Inc.	321	23,144
Imperva, Inc.	447	22,082
MobileIron, Inc.	1,627	8,786
NetScout Systems, Inc.	1,151	42,127
Nuance Communications, Inc.	1,370	25,359
Paycom Software, Inc.	95	6,217
Pegasystems, Inc.	500	29,225
Progress Software Corporation	683	19,944
Proofpoint, Inc.	318	27,348
PROS Holdings, Inc.	804	24,015
PTC, Inc.	470	27,063
Rapid7, Inc.	1,171	21,499
RealPage, Inc.	695	24,047
Red Hat, Inc.	453	40,575
salesforce.com, inc.	458	41,055
ServiceNow, Inc.	416	43,534
Silver Spring Networks, Inc.	1,904	19,383
Splunk, Inc.	379	23,210
Symantec Corporation	1,267	38,403
Synchronoss Technologies, Inc.	435	5,559
Tableau Software, Inc. - Class A	431	26,726
Take-Two Interactive Software, Inc.	382	29,315

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Information Technology — 12.5% (Continued)
Software — 3.8% (Continued)
Tyler Technologies, Inc.	87	$14,866
Ultimate Software Group, Inc. (The)	120	26,489
Varonis Systems, Inc.	615	22,355
Workday, Inc. - Class A	447	44,691
Workiva, Inc.	1,199	21,822
Zendesk, Inc.	889	23,096
Zynga, Inc. - Class A	7,229	25,446
		1,071,628
Technology Hardware, Storage & Peripherals — 1.2%
3D Systems Corporation	1,713	35,031
Cray, Inc.	2,182	38,731
Diebold Nixdorf, Inc.	1,441	38,114
Pure Storage, Inc. - Class A	3,587	46,416
Stratasys Ltd.	1,476	39,704
Western Digital Corporation	1,586	142,835
		340,831
Materials — 7.4%
Chemicals — 4.5%
A. Schulman, Inc.	2,911	85,292
Albemarle Corporation	142	16,131
American Vanguard Corporation	5,340	89,979
Ashland Global Holdings, Inc.	581	38,660
Axalta Coating Systems Ltd.	2,269	71,020
Balchem Corporation	880	69,274
Calgon Carbon Corporation	6,400	89,920
CF Industries Holdings, Inc.	2,635	70,881
Chemours Company (The)	1,716	68,623
Ferro Corporation	1,883	31,559
Flotek Industries, Inc.	8,333	82,330
FMC Corporation	978	73,712
Koppers Holdings, Inc.	196	7,066
Kronos Worldwide, Inc.	5,023	92,122
Mosaic Company (The)	2,930	66,306
NL Industries, Inc.	656	4,854
Olin Corporation	2,286	67,071
Sensient Technologies Corporation	877	70,414
Tredegar Corporation	5,540	87,532
Valvoline, Inc.	1,595	35,680
Westlake Chemical Corporation	1,145	70,372
		1,288,798

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 93.5% (Continued)	Shares	Value
Materials — 7.4% (Continued)
Construction Materials — 0.3%
RPM International, Inc.	1,360	$73,753

Containers & Packaging — 1.4%
Ball Corporation	1,780	72,802
Berry Global Group, Inc.	400	23,196
Graphic Packaging Holding Company	2,368	31,992
Ingevity Corporation	1,259	74,369
Myers Industries, Inc.	5,322	89,942
Silgan Holdings, Inc.	1,218	38,745
WestRock Company	1,320	71,834
		402,880
Metals & Mining — 0.0% (a)
Reliance Steel & Aluminum Company	7	511

Paper & Forest Products — 1.2%
Boise Cascade Company	3,011	81,146
Deltic Timber Corporation	1,163	78,921
Domtar Corporation	499	18,154
KapStone Paper and Packaging Corporation	4,316	91,197
P.H. Glatfelter Company	4,627	84,813
		354,231
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
RingCentral, Inc. - Class A	633	21,585

Total Common Stocks (Proceeds $25,203,144)		$26,640,511

WARRANTS — 0.0% (a)	Shares	Value
BioTime, Inc. (Proceeds $2)	1	$1

Total Securities Sold Short — 93.5% (Proceeds $25,203,146)		$26,640,512

(a)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF ASSETS AND LIABILITIES May 31, 2017
	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$28,601,306	$36,873,418
At value (Note 2)	$34,371,685	$39,154,946
Deposits with brokers for securities sold short (Note 2)	—	16,369,195
Receivable for capital shares sold	—	100
Dividends receivable	28,112	36,164
Other assets	5,196	4,607
TOTAL ASSETS	34,404,993	55,565,012

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $— and $25,203,146, respectively)	—	26,640,512
Dividends payable on securities sold short (Note 2)	—	27,325
Payable for capital shares redeemed	—	334,470
Payable to Adviser (Note 4)	17,774	25,331
Payable to administrator (Note 4)	7,860	7,490
Accrued brokerage expense on securities sold short (Note 2)	—	35,091
Other accrued expenses and liabilities	6,665	10,535
TOTAL LIABILITIES	32,299	27,080,754

NET ASSETS	$34,372,694	$28,484,258

Net assets consist of:
Paid-in capital	$28,228,362	$30,156,703
Undistributed net investment income (loss)	289,961	(329,719)
Accumulated net realized gains (losses) from security transactions	83,992	(2,186,888)
Net unrealized appreciation (depreciation) on:
Investments	5,770,379	2,281,528
Short positions	—	(1,437,366)
Net assets	$34,372,694	$28,484,258

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,245,424	2,841,995

Net asset value, offering price and redemption price per share (Note 2)	$27.60	$10.02

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF OPERATIONS For the Year Ended May 31, 2017
	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
INVESTMENT INCOME
Dividends	$757,258	$1,037,024

EXPENSES
Investment advisory fees (Note 4)	337,831	518,424
Brokerage expense on securities sold short (Note 2)	—	437,967
Dividend expense on securities sold short (Note 2)	—	412,016
Professional fees	37,237	38,237
Administration fees (Note 4)	34,091	34,602
Accounting services fees (Note 4)	33,405	33,451
Custodian and bank service fees	16,398	33,478
Registration and filing fees	19,841	22,287
Transfer agent fees (Note 4)	15,000	15,000
Compliance service fees (Note 4)	12,273	12,273
Pricing fees	3,790	19,040
Trustees’ fees and expenses (Note 4)	9,587	9,587
Printing of shareholder reports	3,786	4,506
Postage and supplies	3,075	3,381
Insurance expense	2,180	2,180
Borrowing costs (Note 5)	2,599	474
Other expenses	7,164	6,807
TOTAL EXPENSES	538,257	1,603,710
Investment advisory fee reductions by Adviser (Note 4)	(143,227)	(152,355)
NET EXPENSES	395,030	1,451,355

NET INVESTMENT INCOME (LOSS)	362,228	(414,331)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from:
Investments	362,237	4,371,421
Securities sold short	—	(5,868,868)
Net change in unrealized appreciation (depreciation) on:
Investments	3,167,589	403,160
Securities sold short	—	286,613
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,529,826	(807,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,892,054	$(1,222,005)

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS
Net investment income	$362,228	$360,184
Net realized gains (losses) from security transactions	362,237	(286,001)
Net change in unrealized appreciation (depreciation) on investments	3,167,589	(2,041,141)
Net increase (decrease) in net assets resulting from operations	3,892,054	(1,966,958)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investment income, Institutional Class	(167,099)	(266,621)
Realized gains, Institutional Class	(56,937)	(281,697)
Decrease in net assets from distributions to shareholders	(224,036)	(548,318)

CAPITAL SHARE TRANSACTIONS (Note 1)
Institutional Class
Proceeds from shares sold	900,733	8,014,825
Net asset value of shares issued in reinvestment of distributions	223,340	543,321
Payments for shares redeemed	(4,941,868)	(3,465,224)
Net increase (decrease) in Institutional Class net assets from capital share transactions	(3,817,795)	5,092,922

Investor Class
Payments for shares redeemed	—	(275,749)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(149,777)	2,301,897

NET ASSETS
Beginning of year	34,522,471	32,220,574
End of year	$34,372,694	$34,522,471

UNDISTRIBUTED NET INVESTMENT INCOME	$289,961	$195,001

CAPITAL SHARE ACTIVITY (Note 1)
Institutional Class
Shares sold	33,363	313,016
Shares reinvested	8,470	21,979
Shares redeemed	(189,414)	(143,732)
Net increase (decrease) in shares outstanding	(147,581)	191,263
Shares outstanding, beginning of year	1,393,005	1,201,742
Shares outstanding, end of year	1,245,424	1,393,005

Investor Class
Shares redeemed	—	(10,392)
Shares outstanding, beginning of year	—	10,392
Shares outstanding, end of year	—	—

See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS
Net investment loss	$(414,331)	$(141,241)
Net realized gains (losses) from:
Investments	4,371,421	(74,973)
Securities sold short	(5,868,868)	(358,159)
Net change in unrealized appreciation (depreciation) on:
Investments	403,160	369,069
Securities sold short	286,613	(1,169,227)
Net decrease in net assets resulting from operations	(1,222,005)	(1,374,531)

CAPITAL SHARE TRANSACTIONS (Note 1)
Institutional Class
Proceeds from shares sold	4,752,090	31,363,694
Payments for shares redeemed	(13,098,045)	(1,607,462)
Net increase (decrease) in Institutional Class net assets from capital share transactions	(8,345,955)	29,756,232

Investor Class
Payments for shares redeemed	—	(191,532)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,567,960)	28,190,169

NET ASSETS
Beginning of year	38,052,218	9,862,049
End of year	$28,484,258	$38,052,218

ACCUMULATED NET INVESTMENT LOSS	$(329,719)	$(88,626)

CAPITAL SHARE ACTIVITY (Note 1)
Institutional Class
Shares sold	461,767	2,909,103
Shares redeemed	(1,287,871)	(150,836)
Net increase (decrease) in shares outstanding	(826,104)	2,758,267
Shares outstanding, beginning of year	3,668,099	909,832
Shares outstanding, end of year	2,841,995	3,668,099

Investor Class
Shares redeemed	—	(18,074)
Shares outstanding, beginning of year	—	18,074
Shares outstanding, end of year	—	—

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND* FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$24.78		$26.58		$26.40	$23.30

Income (loss) from investment operations:
Net investment income	0.31		0.27	(b)	0.27	0.18
Net realized and unrealized gains (losses) on investments	2.69		(1.68)		2.25	3.47
Total from investment operations	3.00		(1.41)		2.52	3.65

Less distributions:
From net investment income	(0.13)		(0.19)		(0.20)	(0.06)
From net realized gains from investments	(0.05)		(0.20)		(2.14)	(0.49)
Total distributions	(0.18)		(0.39)		(2.34)	(0.55)

Net asset value at end of period	$27.60		$24.78		$26.58	$26.40

Total return (c)	12.14%		(5.29%)		10.10%	15.73	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$34,373		$34,522		$31,945	$21,380

Ratio of total expenses to average net assets	1.57%		1.60%		1.79%	1.86	%(e)

Ratio of net expenses to average net assets (f)	1.16	%(g)	1.16	%(g)	1.15%	1.15	%(e)

Ratio of net investment income to average net assets (f)	1.06%		1.08%		1.29%	1.01	%(e)

Portfolio turnover rate	88%		84%		112%	45	%(d)

*	Formerly (prior to July 1, 2015) known as Barrow All-Cap Core Fund - Institutional Class (Note 1).
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014.
(b)	Calculated using average shares outstanding.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after fee reductions and/or expense reimbursements by the Adviser (Note 4).
(g)	Ratio includes borrowing costs of 0.01% and 0.01% for the years ended May 31, 2017 and 2016, respectively (Note 5).
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND* FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2015		Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.37	$10.63		$10.41		$10.00

Income (loss) from investment operations:
Net investment loss	(0.15)	(0.07	)(b)	(0.02)		(0.03)
Net realized and unrealized gains (losses) on investments	(0.20)	(0.19)		0.43		0.44
Total from investment operations	(0.35)	(0.26)		0.41		0.41

Less distributions:
From net realized gains from investments	—	—		(0.19)		—

Net asset value at end of period	$10.02	$10.37		$10.63		$10.41

Total return (c)	(3.38%)	(2.45%)		4.01%		4.10	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$28,484	$38,052		$9,671		$4,212

Ratio of total expenses to average net assets	4.64%	4.58%		6.16%		8.69	%(f)

Ratio of net expenses to average net assets (e)	4.20%	3.72%		3.70%		3.51	%(f)

Ratio of net expenses to average net assets excluding dividend expense (e)	3.00%	2.54%		2.54%		2.51	%(f)

Ratio of net expenses to average net assets excluding dividend expense, brokerage expense on securities sold short and borrowing costs (e)	1.74%	1.74%		1.74%		1.74	%(f)

Ratio of net investment loss to average net assets (e)	(1.20%)	(0.65	%)(g)	(0.05	%)(g)	(0.37	%)(f)(g)

Portfolio turnover rate	122%	64%		111%		76	%(d)

*	Formerly (prior to July 1, 2015) known as Barrow All-Cap Long/Short Fund - Institutional Class (Note 1).
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014.
(b)	Calculated using average shares outstanding.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(d)	Not annualized.
(e)	Ratio was determined after fee reductions and/or expense reimbursements by the Adviser (Note 4).
(f)	Annualized.
(g)
The Fund earned interest income on the margin account balance that was associated with securities sold short. The ratio of interest income to average net assets for the periods ended May 31, 2016, 2015 and 2014 is 0.11%, 0.30% and 0.28%(f), respectively.

See accompanying notes to financial statements.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

1. Organization

Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations at the close of business on August 30, 2013.

The investment objective of Barrow Value Opportunity Fund is to seek to generate long-term capital appreciation. The investment objective of Barrow Long/Short Opportunity Fund is to seek to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.

Each Fund currently offers one class of shares which are sold without any sales loads or distribution fees. Prior to July 1, 2015, each Fund offered two classes of shares: Institutional Class shares (sold without any sales loads or distribution fees and required a $250,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and required a $2,500 initial investment). Each class of shares represented an ownership interest in the same investment portfolio. On June 30, 2015, all existing Investor Class shares of each Fund were converted into Institutional Class shares and the initial minimum investment was reduced to $2,500 (the “Conversion”). After the Conversion, the Institutional Class designation no longer applied to shares of the Fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the amendments by the August 1, 2017 compliance date.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of May 31, 2017:

Barrow Value Opportunity Fund	Level 1	Level 2		Level 3	Total
Investments in Securities:
Common Stocks	$33,858,779	$—		$—	$33,858,779
Money Market Funds	512,906	—		—	512,906
Total	$34,371,685	$—		$—	$34,371,685

Barrow Long/Short Opportunity Fund	Level 1	Level 2		Level 3	Total
Investments in Securities:
Common Stocks	$38,102,307	$0	(a)	$—	$38,102,307
Money Market Funds	1,052,639	—		—	1,052,639
Total	$39,154,946	$0		$—	$39,154,946
Other Financial Instruments:
Common Stocks – Sold Short	$(26,640,511)	$—		$—	$(26,640,511)
Warrants – Sold Short	(1)	—		—	(1)
Total	$(26,640,512)	$—		$—	$(26,640,512)

(a)	Barrow Long/Short Opportunity Fund holds a Level 2 security which is valued at $0.

Refer to each Fund’s Schedule of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry type. As of May 31, 2017, the Funds did not have any transfers between Levels. There were no Level 3 securities or derivative instruments held by the Funds as of May 31, 2017. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income/expense – Dividend income and expense are recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of Barrow Value Opportunity Fund during the years ended May 31, 2017 and 2016 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class
May 31, 2017	$167,099	$56,937	$224,036
May 31, 2016	$266,621	$281,697	$548,318

Investor Class
May 31, 2017	N/A	N/A	N/A
May 31, 2016	$—	$—	$—

Barrow Long/Short Opportunity Fund did not pay any distributions to shareholders during the years ended May 31, 2017 and 2016.

Short Sales – Barrow Long/Short Opportunity Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as dividend expense and brokerage expense on securities sold short, respectively, in the Statements of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 (the “1940 Act”) to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers for securities sold short are reported on the Statements of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent Barrow Long/Short Opportunity Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Barrow Street Advisers LLC (the “Adviser”) to accurately anticipate the future value of a security.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2017:

	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
Cost of portfolio investments	$28,722,370	$37,101,281
Gross unrealized appreciation	$6,049,166	$3,394,853
Gross unrealized depreciation	(399,851)	(1,341,188)
Net unrealized appreciation	5,649,315	2,053,665
Net unrealized depreciation on securities sold short	—	(2,187,756)
Undistributed ordinary income	178,223	—
Undistributed long-term gains	316,794	—
Accumulated capital and other losses	—	(1,538,354)
Accumulated earnings (deficit)	$6,144,332	$(1,672,445)

As of May 31, 2017, the proceeds of securities sold short on a tax basis is $24,452,756 for Barrow Long/Short Opportunity Fund.

The value of the federal income tax cost of portfolio investments and securities sold short and tax components of accumulated earnings (deficit) may temporarily differ from the financial statement cost of portfolio investments and securities sold short and components of net assets (“book/tax differences”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of income and capital gains on publicly-traded partnerships held by the Funds.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of May 31, 2017, Barrow Long/Short Opportunity Fund had a short-term capital loss carryforward of $1,102,601 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Net qualified late year losses include late year ordinary losses incurred after December 31, 2016 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended May 31, 2017, Barrow Long/Short Opportunity Fund intends to defer to June 1, 2017 for federal tax purposes late year ordinary losses of $435,753.

For the year ended May 31, 2017, the following reclassifications were made as a result of permanent differences between financial statement and income tax reporting requirements:

	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
Paid-in capital	$(224)	$(328,028)
Undistributed net investment income (loss)	(100,169)	173,238
Accumulated net realized gains (losses) from securities transactions	100,393	154,790

Such reclassifications had no effect on either Fund’s total net assets or net asset value per share.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2014 through May 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $30,078,212 and $34,074,832, respectively, for Barrow Value Opportunity Fund and $54,848,581 and $70,886,334, respectively, for Barrow Long/Short Opportunity Fund.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Barrow Value Opportunity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets. Barrow Long/Short Opportunity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.50% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Funds and the Adviser, the Adviser has contractually agreed, until October 1, 2018, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Funds (exclusive of brokerage fees and commissions, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding the following percentages of each Fund’s average daily net assets:

Barrow Value Opportunity Fund	1.15%
Barrow Long/Short Opportunity Fund	1.74%

Accordingly, during the year ended May 31, 2017, the Adviser reduced its investment advisory fees as follows:

Investment Advisory Fee Reductions
Barrow Value Opportunity Fund	$143,227
Barrow Long/Short Opportunity Fund	$152,355

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Funds to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2017, the Adviser may seek recoupment of investment advisory fee reductions and/or expense reimbursements no later than the dates as stated below:

	May 31, 2018	May 31, 2019	May 31, 2020	Total
Barrow Value Opportunity Fund	$ 180,140	$ 157,109	$ 143,227	$ 480,476
Barrow Long/Short Opportunity Fund	$ 212,647	$ 193,578	$ 152,355	$ 558,580

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION
Effective October 1, 2016, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 1, 2016, each Fund paid each Independent Trustee a fee of $500 for each Board meeting attended, plus a $500 annual retainer.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES
As of May 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

Name of Record Owner	% Ownership
Barrow Value Opportunity Fund:
Socatean Partners	49%
Charles Schwab & Company, Inc. (for the benefit of its customers)	29%
Robert F. Greenhill, Jr. (a principal of the Adviser)	14%
Barrow Long/Short Opportunity Fund:
Charles Schwab & Company, Inc. (for the benefit of its customers)	57%
Socatean Partners	17%
Robert F. Greenhill, Jr. (a principal of the Adviser)	5%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Borrowing Costs

From time to time, a Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended May 31, 2017, Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund incurred $2,599 and $474, respectively, of borrowing costs charged by the custodian.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2017, Barrow Long/Short Opportunity Fund had the following percentages of the value of its net assets invested or sold short in stocks within the following sectors:

Sector	Long Positions	Short Positions	Net Exposure
Consumer Discretionary	28.2%	(20.1%)	8.1%
Consumer Staples	28.3%	(20.2%)	8.1%
Health Care	29.3%	(19.7%)	9.6%

As shown above, although the Fund has greater than 25% of the Fund’s net assets invested in long positions in the sector noted, the sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BARROW FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Barrow Value Opportunity Fund
and Barrow Long/Short Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period August 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund as of May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended and for the period August 30, 2013 through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2017

BARROW FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2016) and held until the end of the period (May 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BARROW FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Barrow Value Opportunity Fund
Based on Actual Fund Return	$1,000.00	$ 1,070.90	1.15%	$ 5.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.20	1.15%	$ 5.79
Barrow Long/Short Opportunity Fund
Based on Actual Fund Return	$1,000.00	$ 997.00	4.53%	$ 22.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,002.34	4.53%	$ 22.61

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

BARROW FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is also available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-767-6633. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by each Fund during the fiscal year ended May 31, 2017. Certain dividends paid by Barrow Value Opportunity Fund may be subject to a maximum tax rate of 23.8%. Barrow Value Opportunity Fund intends to designate up to a maximum amount of $167,099 as taxed at a maximum rate of 23.8%. Additionally, Barrow Value Opportunity Fund intends to designate up to a maximum amount of $56,937 as a long-term capital gain distribution. As required by federal regulations, complete information was computed and reported in conjunction with your 2016 Form 1099-DIV.

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (July 2012 to October 2013)	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	26	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	26	None

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	26	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-767-6633.

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with the Barrow Street Advisors LLC (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on January 23-24, 2017, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In deciding whether to approve the renewal of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Funds and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to each of the Funds including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote each Fund and assist in their distribution. The Board also noted that a principal of the Adviser serves as the Funds’ Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Funds.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark indexes and related Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. Following discussion of the investment performance of each Fund and its performance relative to its respective Morningstar categories, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of the Funds has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to each Fund, and, generally, the Adviser’s advisory business; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients that may be similar to the Funds. The Board considered the Adviser’s Expense Limitation

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Agreement (the “ELA”) with the Funds, and considered the Adviser’s current and past fee reductions and expense reimbursements for each Fund. The Board further took into account the Adviser’s commitment to continue the ELA for each Fund until at least October 1, 2018.

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Funds’ trades. The Board compared each Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its peer group and Morningstar category. In addition, the Board compared each Fund to the other mutual funds in its Morningstar category and peer group in terms of the style of investment management, the size of the fund, and the nature of the investment strategies. The Board noted that the advisory fee for the Value Opportunity Fund was slightly below the average and slightly above the median for its peer group and the overall expense ratio for the Value Opportunity Fund was also below the average and above the median for its peer group. The Board further noted that the advisory fee for the Value Opportunity Fund was slightly above the 25th percentile for its Morningstar category and the overall expense ratio for the Value Opportunity Fund was also slightly above the 25th percentile for its Morningstar category. The Board noted that the advisory fee for the Long/Short Opportunity Fund was slightly below the average and the median for its peer group and the overall expense ratio for the Long/Short Opportunity Fund was also slightly below the average and equal to the median for its peer group. The Board further noted that the advisory fee for the Long/Short Opportunity Fund was higher than the average and the median for its Morningstar category, and the overall expense ratio for the Long/Short Opportunity Fund was higher than the average and the median for its Morningstar category. The Board also noted that both Funds generally had fewer assets than most funds in their respective peer groups and Morningstar categories. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services provided to each Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by each Fund is fair and reasonable.

The extent to which economies of scale would be realized as each Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of each of the Fund’s investors. In this regard, the Board considered that each Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of each Fund have experienced benefits from the ELA and shareholders of the Funds will continue to experience benefits from the ELA until the Funds’ assets grow to level where their expenses otherwise fall below the expense limit. Following

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

further discussion of each Fund’s asset levels, expectations for growth, and level of fees, the Board determined that each Fund’s fee arrangement with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given each Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies, procedures, and performance in seeking best execution for the Funds. The Board also considered the historical portfolio turnover rate for each Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to each Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of each of the Funds and their respective shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

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CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND

Annual Report

May 31, 2017

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND LETTER TO SHAREHOLDERS	June 27, 2017

Dear Fellow Shareholders,

Our Annual report for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) presents data and performance for the year ended May 31, 2017. All of us at Cincinnati Asset Management, Inc. want to thank you for your investment in the Fund and your confidence in our investment management.

The Fund is invested primarily in investment-grade and high-yield corporate bonds that we consider undervalued. We believe that our proprietary analysis enhances our ability to identify such opportunities and enables us to sell securities when more attractive opportunities present themselves. These investment decisions are made with the important discipline of maintaining portfolio diversification and with the dual objectives of achieving a high level of income while preserving capital. Our objective is to improve quality, increase yield and shorten maturity.

Our disciplined investing strategy resulted in the Fund holding 92 positions in the bonds of 74 different corporations on May 31. The Fund continues to be fully invested, as is its objective. The Fund trailed the Bloomberg Barclays U.S. Corporate Baa Index (the “Benchmark”) for the 12-month fiscal period ended May 31, with a total return of 4.22% compared to a return of 5.94% for the Benchmark. The Fund achieves its Baa credit quality by diversifying its holdings across the credit spectrum, although it does not purchase securities of companies rated below B3/B-. The lowest rated credits in the high yield universe significantly outperformed the high yield index as a whole, and the Baa credits in the investment grade universe also significantly outperformed A-rated and higher rated bonds. So the Fund, by holding higher rated high yield bonds and higher rated investment grade bonds, was adversely impacted as a result. We continue to believe that a broader diversification of credit risk will benefit Fund investors over reasonable time periods.

Interest rates were volatile during the year. On June 1, 2016, the yield on the 10-year Treasury Bond was 1.84%; it subsequently fell to 1.36% during July, rose to 1.85% pre-election; continued to increase to 2.60% during mid-December, fell to 2.20% at the end of May, and continues to trade at approximately that level as of the date of this letter. During the same period, the premium yield on A rated corporate bonds versus Treasuries declined from 1.16% to 0.95% and on BBB rated corporate bonds the premium declined from 2.00% to 1.46% (Barclays Daily Credit Call). Significantly, the premium yield on BB and B rated securities declined by 1.26% and 1.96%, respectively. Although bond prices decline as rates increase, and the net asset value of the Fund will reflect those changes in interest rates, the compression in the premium yields that corporate bonds experienced versus Treasuries during the year enabled the Fund to experience price appreciation in spite of the increasing Treasury rate. The Federal Reserve Board (the “FED”) increased the Federal Funds Target Rate by ¼% during December (and again during June), a move that had been generally anticipated for several months. Typically, changes in the Target Rate don’t significantly influence the 10-year Treasury rate but rather result in rate increases over the shorter portion of the yield curve; that dynamic can be observed in the “flattening” of the yield curve where the difference between yields on the 10-year and 2-year Treasuries declined from 0.97% to

1

0.92% over the course of the year. At this time, the timing of additional rate increases is less critical than the questions of “how high” and “how fast.” As of May 31, bonds that the Fund owns were yielding 3.58% to average maturity, around 1.5% more than U.S. Treasury yields. We believe that the Fund’s positions will continue to provide excellent value relative to other investment-grade rated fixed-income alternatives.

During the Fund’s fiscal year, reported gross domestic product (“GDP”) for the calendar year 2016 was 1.9% (per Bureau of Economic Analysis), while revised GDP for the first calendar quarter of 2017 was 1.2%. Current consensus forecast for GDP growth for 2017 is 2.4% (per Organisation for Economic Co-operation and Development). Unemployment has declined to its lowest levels since the 2008 financial crisis and initial jobless claims during the last six months have been steady at reduced levels. The FED’s measure of inflation is below their target of 2.0%. Although interest rates will be impacted by “headline” news and the so-called “risk-off/risk-on” trades that cause short-term volatility, we intend to continue to focus on the relative value of corporate and high-yield bonds and will maintain our focus on the intermediate-term maturity of the portfolio. It is the underlying credit quality of the companies we purchase that influences our investment decisions, not short-term interest rate fluctuations.

Oil prices increased during late summer 2016 and remained generally in a trading range of $50-55 until May 2017 when prices declined into the low/mid-$40 range. The Fund holds several positions in companies who are engaged in the energy sector, and we continue to actively monitor these credits to determine how they may perform over a full market cycle, always seeking to be rewarded for the risks we assume.

We expect increased volatility in fixed-income markets as some participants continually readjust positioning. High yield bond funds had negative flows during the Fund’s last fiscal quarter, while investment grade funds experienced robust increases. In a world of low interest rates, corporate and high yield bonds continue to offer value relative to Treasury securities. As always, we will continue to search for value and adjust positions as we uncover compelling situations.

We appreciate your confidence in our Fund. Our fellow investors are very important to us and if you have any questions regarding market conditions or the Fund, please don’t hesitate to call us (513.554.8500).

Sincerely,

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund
Managed by Cincinnati Asset Management, Inc.

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.cambondfunds.com or call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2017, please see the Schedule of Investments section of the Annual Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PERFORMANCE INFORMATION
May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Cincinnati Asset Management Funds: Broad Market Strategic
Income Fund versus the Bloomberg Barclays U.S. Corporate BAA Index

Average Annual Total Returns For Periods Ended May 31, 2017
	1 Year	3 Years	Since Inception(b)
Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (a)	4.22%	2.37%	2.66%
Bloomberg Barclays U.S. Corporate BAA Index	5.94%	3.43%	3.28%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 26, 2012.

4

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PORTFOLIO INFORMATION
May 31, 2017 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Investments

Security Description	% of Net Assets
Vulcan Materials Co., 3.900%, due 04/01/27	2.9%
Exxon Mobil Corp., 3.043%, due 03/01/26	2.9%
Apple, Inc., 3.250%, due 02/23/26	2.4%
L-3 Communications Corp., 3.950%, due 05/28/24	2.3%
Toll Brothers Finance Corp., 5.875%, due 02/15/22	2.2%
Microsoft Corp., 2.400%, due 08/08/26	2.2%
United Airlines, Inc., Class A Pass-Through Certificates, Series 2014-2, 3.750%, due 03/03/28	2.1%
Wells Fargo & Co., 4.125%, due 08/15/23	2.1%
Halliburton Co., 3.500%, due 08/01/23	2.1%
Morgan Stanley, 3.700%, due 10/23/24	2.1%

Credit Rating Allocation
S&P Credit Quality	% of Portfolio
AAA	5.9%
AA	16.0%
A	28.1%
BBB	18.8%
BB	18.7%
B	12.5%

5

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS May 31, 2017
CORPORATE BONDS — 97.0%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 11.8%
AMC Entertainment Holdings, Inc.	5.750%	06/15/25	$67,000	$69,720
Avis Budget Car Rental, LLC	5.500%	04/01/23	75,000	73,781
Ford Motor Co.	4.346%	12/08/26	100,000	102,332
Ford Motor Credit Co., LLC	4.250%	09/20/22	150,000	157,518
MGM Resorts International, Inc.	4.625%	09/01/26	71,000	71,444
Penske Auto Group, Inc.	5.375%	12/01/24	60,000	60,750
QVC, Inc.	4.450%	02/15/25	70,000	69,451
Regal Entertainment Group	5.750%	02/01/25	70,000	72,450
Service Corp. International	7.500%	04/01/27	56,000	65,940
Tenneco, Inc.	5.375%	12/15/24	55,000	57,750
Tenneco, Inc.	5.000%	07/15/26	15,000	15,206
Toll Brothers Finance Corp.	5.875%	02/15/22	175,000	193,594
Toll Brothers Finance Corp.	5.625%	01/15/24	21,000	22,680
				1,032,616
Consumer Staples — 4.8%
Anheuser-Busch InBev SA/NV	2.625%	01/17/23	100,000	99,991
B&G Foods, Inc.	4.625%	06/01/21	32,000	32,800
Ingles Markets, Inc.	5.750%	06/15/23	75,000	76,500
Pinn Foods Finance, LLC	5.875%	01/15/24	67,000	71,690
Spectrum Brands, Inc.	5.750%	07/15/25	64,000	68,327
Wal-Mart Stores, Inc.	2.550%	04/11/23	65,000	66,135
				415,443
Energy — 11.2%
Cheniere Corpus Christi Holdings, LLC	5.875%	03/31/25	64,000	68,960
Chevron Corp.	2.355%	12/05/22	150,000	149,776
Chevron Corp.	2.954%	05/16/26	100,000	100,076
Exxon Mobil Corp.	3.043%	03/01/26	250,000	254,142
Halliburton Co.	3.500%	08/01/23	175,000	181,392
Schlumberger Ltd.	3.650%	12/01/23	150,000	158,703
Sunoco, L.P.	6.375%	04/01/23	65,000	69,550
				982,599
Financials — 18.3%
Aircastle Ltd.	5.500%	02/15/22	58,000	63,220
Bank of New York Mellon Corp. (The)	3.000%	02/24/25	100,000	100,454
Berkshire Hathaway, Inc.	3.125%	03/15/26	125,000	127,521
Branch Banking & Trust Co.	3.625%	09/16/25	150,000	156,162
Corrections Corp. of America	5.000%	10/15/22	35,000	36,225
Corrections Corp. of America	4.625%	05/01/23	2,000	2,025
International Lease Finance Corp.	5.875%	08/15/22	150,000	170,608
Morgan Stanley	3.700%	10/23/24	175,000	180,793
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	150,000	158,209

6

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 97.0% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 18.3% (Continued)
Progressive Corp. (The)	2.450%	01/15/27	$75,000	$72,004
State Street Corp.	2.650%	05/19/26	175,000	171,350
U.S. Bancorp	2.950%	07/15/22	175,000	178,833
Wells Fargo & Co.	4.125%	08/15/23	175,000	185,801
				1,603,205
Health Care — 4.5%
DaVita HealthCare Partners, Inc.	5.000%	05/01/25	80,000	79,700
HCA Holdings, Inc.	5.375%	02/01/25	60,000	63,225
HCA Holdings, Inc.	5.875%	02/15/26	15,000	16,331
HealthSouth Corp.	5.750%	11/01/24	60,000	62,250
HealthSouth Corp.	5.750%	09/15/25	15,000	15,675
Medtronic, Inc.	3.500%	03/15/25	150,000	156,681
				393,862
Industrials — 10.6%
General Dynamics Corp.	2.250%	11/15/22	100,000	99,905
Hawaiian Airlines, Inc., Series 2013-1A	3.900%	01/15/26	62,567	64,131
Iron Mountain, Inc.	5.750%	08/15/24	85,000	87,656
L-3 Communications Corp.	3.950%	05/28/24	195,000	202,050
United Airlines, Inc., Class B Pass-Through Certificates, Series 2013-1	5.375%	02/15/23	33,169	34,951
United Airlines, Inc., Class A Pass-Through Certificates, Series 2014-2	3.750%	03/03/28	182,757	188,012
United Rentals North America, Inc.	5.875%	09/15/26	30,000	31,912
United Rentals North America, Inc.	5.500%	05/15/27	35,000	36,050
US Airways, Inc., Class B Pass-Through Certificates, Series 2012-2	6.750%	12/03/22	32,904	35,784
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2	4.625%	12/03/26	133,800	142,497
				922,948
Information Technology — 9.4%
Apple, Inc.	3.250%	02/23/26	205,000	210,328
Equinix, Inc.	5.875%	01/15/26	20,000	21,794
Intel Corp.	2.700%	12/15/22	150,000	152,817
Intel Corp.	2.600%	05/19/26	50,000	48,715
Intel Corp.	3.150%	05/11/27	50,000	50,459
Microsoft Corp.	2.400%	08/08/26	200,000	193,069
Microsoft Corp.	3.300%	02/06/27	50,000	51,800
Oracle Corp.	2.650%	07/15/26	100,000	97,193
				826,175
Materials — 6.5%
Berry Plastics Corp.	5.125%	07/15/23	66,000	69,415
Graphic Packaging International, Inc.	4.125%	08/15/24	85,000	86,488
Huntsman International, LLC	5.125%	11/15/22	10,000	10,825

7

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 97.0% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 6.5% (Continued)
Praxair, Inc.	2.200%	08/15/22	$150,000	$149,020
Vulcan Materials Co.	3.900%	04/01/27	250,000	256,300
				572,048
Real Estate — 2.9%
Geo Group, Inc. (The)	6.000%	04/15/26	66,000	68,640
Simon Property Group, L.P.	3.750%	02/01/24	150,000	156,841
Simon Property Group, L.P.	3.250%	11/30/26	25,000	24,971
				250,452
Telecommunication Services — 13.8%
AT&T, Inc.	2.625%	12/01/22	100,000	98,502
CCO Holdings, LLC/CCO Holdings Capital Corp.	5.750%	01/15/24	67,000	71,146
Charter Communications, LLC	4.908%	07/23/25	150,000	163,074
Comcast Corp.	3.600%	03/01/24	80,000	84,610
Comcast Corp.	3.150%	03/01/26	115,000	116,000
CSC Holdings, LLC	5.250%	06/01/24	69,000	70,639
Frontier Communications Corp.	11.000%	09/15/25	15,000	14,100
Frontier Communications Corp.	9.000%	08/15/31	55,000	45,375
Lamar Media Corp.	5.750%	02/01/26	67,000	72,779
Level 3 Financing, Inc.	5.375%	05/01/25	66,000	69,526
Mediacom, LLC/Mediacom Capital Corp.	5.500%	04/15/21	8,000	8,250
Mediacom, LLC/Mediacom Capital Corp.	6.375%	04/01/23	66,000	69,465
Qwest Corp.	6.750%	12/01/21	150,000	168,110
T-Mobile USA, Inc.	6.375%	03/01/25	4,000	4,345
T-Mobile USA, Inc.	5.375%	04/15/27	59,000	62,983
Zayo Group, LLC	6.375%	05/15/25	80,000	86,300
				1,205,204
Utilities — 3.2%
AES Corp. (The)	5.500%	03/15/24	43,000	44,827
AES Corp. (The)	5.500%	04/15/25	30,000	31,350
Amerigas Finance, LLC	5.875%	08/20/26	72,000	73,800
Calpine Corp.	5.750%	01/15/25	74,000	70,578
Suburban Propane Partners, L.P.	5.500%	06/01/24	60,000	60,450
				281,005

Total Investments at Value — 97.0% (Cost $8,368,920)				$8,485,557

Other Assets in Excess of Liabilities — 3.0%				263,813

Net Assets — 100.0%				$8,749,370

See accompanying notes to financial statements.

8

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2017
ASSETS
Investments in securities:
At acquisition cost	$8,368,920
At value (Note 2)	$8,485,557
Cash	295,271
Receivable from Adviser (Note 4)	13,896
Interest receivable	98,686
Other assets	15,635
Total assets	8,909,045

LIABILITIES
Payable for investment securities purchased	142,363
Payable to administrator (Note 4)	7,075
Accrued distribution fees (Note 4)	1,517
Other accrued expenses	8,720
Total liabilities	159,675

NET ASSETS	$8,749,370

NET ASSETS CONSIST OF:
Paid-in capital	$8,860,566
Undistributed net investment income	43,644
Accumulated net realized losses from security transactions	(271,477)
Net unrealized appreciation on investments	116,637
NET ASSETS	$8,749,370

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	893,759

Net asset value, offering price and redemption price per share (Note 2)	$9.79

See accompanying notes to financial statements.

9

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2017
INVESTMENT INCOME
Interest	$304,719

EXPENSES
Investment advisory fees (Note 4)	62,108
Professional fees	39,914
Fund accounting fees (Note 4)	30,835
Administration fees (Note 4)	30,000
Registration and filing fees	22,518
Pricing fees	20,831
Distribution fees (Note 4)	20,703
Compliance fees (Note 4)	12,000
Transfer agent fees (Note 4)	12,000
Trustees’ fees and expenses (Note 4)	9,611
Custody and bank service fees	7,537
Postage and supplies	2,503
Insurance expense	2,078
Other expenses	10,465
Total expenses	283,103
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(229,275)
Net expenses	53,828

NET INVESTMENT INCOME	250,891

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	62,822
Net change in unrealized appreciation (depreciation) on investments	23,033
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	85,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$336,746

See accompanying notes to financial statements.

10

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS
Net investment income	$250,891	$234,307
Net realized gains (losses) from security transactions	62,822	(331,563)
Net change in unrealized appreciation (depreciation) on investments	23,033	99,081
Net increase in net assets resulting from operations	336,746	1,825

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(245,599)	(238,438)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,441,899	506,515
Net asset value of shares issued in reinvestment of distributions to shareholders	245,599	238,438
Payments for shares redeemed	(594,992)	(174,874)
Net increase in net assets from capital share transactions	1,092,506	570,079

TOTAL INCREASE IN NET ASSETS	1,183,653	333,466

NET ASSETS
Beginning of year	7,565,717	7,232,251
End of year	$8,749,370	$7,565,717

UNDISTRIBUTED NET INVESTMENT INCOME	$43,644	$37,840

CAPITAL SHARE ACTIVITY
Shares sold	147,943	53,320
Shares reinvested	25,400	24,991
Shares redeemed	(61,207)	(18,186)
Net increase in shares outstanding	112,136	60,125
Shares outstanding at beginning of year	781,623	721,498
Shares outstanding at end of year	893,759	781,623

See accompanying notes to financial statements.

11

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$9.68	$10.02	$10.05	$9.94	$10.00

Income (loss) from investment operations:
Net investment income	0.29	0.32	0.33	0.33	0.16
Net realized and unrealized gains (losses) on investments	0.11	(0.33)	(0.04)	0.11	(0.11)
Total from investment operations	0.40	(0.01)	0.29	0.44	0.05

Less distributions:
From net investment income	(0.29)	(0.33)	(0.32)	(0.33)	(0.11)

Net asset value at end of period	$9.79	$9.68	$10.02	$10.05	$9.94

Total return (b)	4.22%	(0.06%)	2.99%	4.68%	0.48	%(c)

Net assets at end of period (000’s)	$8,749	$7,566	$7,232	$6,407	$5,220

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.41%	3.77%	3.71%	4.53%	3.69	%(d)

Ratio of net expenses to average net assets (e)	0.65%	0.65%	0.65%	0.65%	0.65	%(d)

Ratio of net investment income to average net assets (e)	3.02%	3.30%	3.35%	3.41%	2.81	%(d)

Portfolio turnover rate	31%	18%	23%	11%	13	%(c)

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).
See accompanying notes to financial statements.

12

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

1. Organization

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on October 26, 2012.

The investment objective of the Fund is to seek to achieve a high level of income consistent with a secondary goal of capital preservation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the amendments by the August 1, 2017 compliance date.

Securities valuation – The Fund’s fixed income securities are valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Cincinnati Asset Management, Inc. (the “Adviser”), under the general supervision of the Board. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

13

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

●	Level 3 – significant unobservable inputs

Corporate bonds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors. The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$8,485,557	$—	$8,485,557

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type. As of May 31, 2017, the Fund did not have any transfers between Levels. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend

14

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

date. The tax character of the Fund’s distributions during the years ended May 31, 2017 and 2016 was ordinary income. On June 30, 2017, the Fund paid an ordinary income dividend of $0.0710 per share to shareholders of record on June 29, 2017.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2017:

Tax cost of portfolio investments	$8,368,920
Gross unrealized appreciation	$173,786
Gross unrealized depreciation	(57,149)
Net unrealized appreciation on investments	116,637
Undistributed ordinary income	43,644
Capital loss carryforwards	(271,477)
Accumulated deficit	$(111,196)

During the year ended May 31, 2017, the Fund utilized $11,327 of short-term capital loss carryforwards and $50,983 of long-term capital loss carryforwards to offset current year capital gains.

As of May 31, 2017, the Fund had short-term capital loss carryforwards of $82,864 and long-term capital loss carryfowards of $188,613. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended May 31, 2017, the Fund reclassified $512 of undistributed net investment income against accumulated net realized losses from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or

15

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

losses under income tax regulations and GAAP. This difference is due to the tax treatment of paydown adjustments. Such reclassification had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2014 through May 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $3,814,480 and $2,492,312, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to an expense limitation agreement between the Fund and the Adviser, the Adviser has contractually agreed until October 1, 2018 to reduce investment advisory fees and reimburse certain other operating expenses to the extent necessary to limit total annual operating expenses of the Fund (exclusive of brokerage costs such as fees and commissions; taxes; borrowing costs such as interest and dividend expenses on securities sold short; acquired fund fees and expenses; other expenditures which are capitalized in accordance with GAAP; extraordinary costs such as expenses related to organizing a fund, mergers or reorganizations, litigation and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount not exceeding 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $167,167 during the year ended May 31, 2017.

DISTRIBUTION PLAN
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended May 31, 2017, the Fund incurred $20,703 in distribution and service fees under the Rule 12b-1 Plan.

16

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION
Effective October 1, 2016, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 1, 2016, the Fund paid each Independent Trustee a fee of $500 for each Board meeting attended, plus a $500 annual retainer.

PRINCIPAL HOLDERS OF FUND SHARES
As of May 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Mary S. Sloneker	35%
Cincinnati Asset Management, Inc.	30%
William S. Sloneker	16%
Charles Schwab & Co., Inc. (for the benefit of its customers)	11%
UBS Financial Services, Inc. (for the benefit of its customers)	6%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

17

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on June 30, 2017, as noted in Note 2.

18

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, a series of shares of beneficial interest in Ultimus Managers Trust, (the “Fund”) including the schedule of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period October 26, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period October 26, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2017

19

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2016) and held until the end of the period (May 31, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

20

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,038.90	$3.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.27

*
Expenses are equal to the Fund’s annualized net expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-738-1128. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	26	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register, Inc. (formerly The Standard Register Company) from 2011 to 2016	26	None

22

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees: (Continued)
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Decepoli Financial Planning, LLC (personal financial planning company) since 2004	26	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

23

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (Continued)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

24

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Cincinnati Asset Management, Inc. (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on April 24-25, 2017, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In deciding whether to approve the renewal of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, its efforts to promote the Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and related Morningstar category. The Board noted that while, for the one- and three-year periods reported (through March 31, 2017), the Fund had: (i) underperformed its benchmark for the three-year period and for the one-year period; (ii) underperformed the average and median of the peer group for both periods; and (iii) underperformed the average of funds of comparable size and structure in the Morningstar category (Multisector Bond Funds, no load, under $250 million) for both periods, the Adviser had explained the reasons for the Fund’s underperformance and the Fund had outperformed the median of comparable funds in the Morningstar category for the three-year period. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. Following discussion of the investment performance of the Fund and its performance relative to its peer group and comparable funds in the Morningstar category, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund,

25

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other accounts with similar strategies to the Fund. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2018.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. In addition, the Board compared the Fund to the comparable mutual funds in its Morningstar category and peer group in terms of the style of investment management, the size of the fund, and the nature of the investment strategies. The Board noted that the advisory fee for the Fund was above the 80th percentile for its peer group and above the 80th percentile for comparable funds in the Morningstar category. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the ELA. The Board noted that the overall expense ratio for the Fund was below the average and median of its peer group and comparable funds in the Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other accounts of the Adviser with similar strategies, and considered the similarities and differences of services received by such other accounts as compared to the service provided to the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable to the Fund. The Board also considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset levels, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangement with the Adviser would continue to provide benefits. The Board also determined that the fee arrangement is fair and reasonable in relation to the nature and quality of services being provided by the Adviser given the Fund’s projected asset levels for the next year.

26

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that for the Fund, the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among the Fund and its different clients, and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

27

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Annual Report
May 31, 2017

WAVELENGTH INTEREST RATE NEUTRAL FUND

WAVELENGTH INTEREST RATE NEUTRAL FUND
LETTER TO SHAREHOLDERS	July 11, 2017

Dear Fellow Shareholders:

Since our last annual letter, we have entered a new environment for economic policy and markets have reconnected with the fundamental drivers that shape our investment principles. Consistent with our expectations, heightened levels of cash were redeployed into investments that offer positive expected returns over the long-term.

A balanced exposure to the macroeconomic factors driving markets produced excess returns across a wide range of conditions through this cycle. As the economy adjusts to a new set of potential outcomes, the opportunity for investing based on these factors continues to grow.

What follows is designed to provide a context for returns that fosters a deeper understanding of the investment process that supports them. By doing so we hope to build on the partnership your investment creates.

PERFORMANCE SUMMARY

For the twelve months ended May 31, 2017, the Wavelength Interest Rate Neutral Fund (the “Fund”) delivered a return of +6.83% versus a benchmark return of +0.39% for the S&P/ BGCantor 0-3 Month U.S. Treasury Bill Index (which seeks to represent the return from not taking risk in financial markets). Performance over the period was achieved within targeted risk parameters, and the Fund benefited from its disciplined balance in line with investment objectives.

WAVELENGTH PHILOSOPHY

We believe that macroeconomic conditions drive asset prices and central banks use interest rates to manage macroeconomic conditions. Based on this fundamental logic, we seek to build a portfolio that is hedged to changes in interest rates by balancing investment exposure between instruments we expect to outperform in rising and falling macroeconomic conditions.

INVESTMENT ENVIRONMENT

As an extension of our investment philosophy we believe that changing expectations for these conditions drive investment decisions, which in turn drive market prices. Over the period since our last letter, growth and inflation were significant factors for market pricing amidst rising geopolitical tensions and an uncertain economic trajectory.

The economy expanded through the second half of 2016, and growth-related data often exceeded consensus expectations. Levels of inflation remained subdued relative to history and were consistently below the Federal Reserve’s stated target. In this context, the cycle of rising interest rates continued and coincided with overarching political transition and a number of market surprises.

The UK’s Brexit vote was the first in a series of unexpected political outcomes that were impactful for markets and the economy. Following initial bouts of volatility, investors began processing this information, and we believe the third quarter of 2016 marked an inflection point for yields on long-term government bonds.

1

The change in sentiment gained momentum heading into the fourth quarter, and the US elections in November reinforced market dynamics that were already in place. Corporate assets tied to growth outperformed government securities substantially into year-end, and expectations were recalibrated based on a new outlook for public policy.

In the first quarter of 2017, markets continued to rally and expectations for growth of corporate profits held strong. Government bonds also rebounded across the yield curve despite meaningful changes to the outlook for monetary policy. Inflation measures ticked up off of historically low levels, and markets responded to increased clarity on the economy’s trajectory moving forward.

PERFORMANCE DISCUSSION

The Fund delivered positive results by design over the period, monetizing opportunities across asset classes with an economy in transition. Factors related to value, carry and momentum each contributed to excess returns, and risk was managed effectively based on a wide range of potential outcomes.

The portfolio benefited meaningfully from its targeted balance as volatility increased in June and was well-positioned for the market moves that followed. Falling growth assets, such as US Treasuries and TIPS, made positive contributions initially, and as these sold off profits from corporate credit and emerging market debt were key drivers of portfolio performance.

In the fourth quarter of 2016, rising yields produced challenging conditions for many fixed income markets, particularly investment grade bonds and inflation-linked securities which suffered losses. The portfolio benefited from a steepening US yield curve and corporate credit exposures which outperformed based on increased expectations for growth.

Amidst rising political uncertainty in January, the portfolio outperformed and built on profits established in the recalibration of markets following the election. While reflationary themes which had driven yields higher were less impactful, investment grade bonds and emerging market debt produced profits while the performance of US Treasury positions was mixed.

The portfolio continued to deliver positive performance in February, as the post-election rally was supported by stronger-than-expected growth conditions. Corporate assets, such as convertible bonds and credit, were among the most profitable on the month, and government bonds also contributed positively to performance. Returns grew increasingly bifurcated as the quarter came to a close, and the portfolio saw profits in convertible bonds and emerging market debt offset by modest losses in corporate credit.

In April, balanced positive returns were generated through convertible bonds, credit and emerging market debt, and this outperformance continued into May. The portfolio benefited from both corporate and government assets, while the impact of inflation-related positions was less significant during the month.

OUTLOOK

Markets have responded powerfully to expectations for growth and adjusted to the new normal for economic policy. While valuation metrics have become stretched across financial markets, the portfolio is balanced to factors driving these changes. As potential outcomes

2

grow wider and uncertainty more acute, positions are consistent with the Fund’s investment mandate. The portfolio is balanced to the economic factors that drive markets, and seeks to deliver absolute returns as prices adjust to new conditions.

Thank you for your trust and commitment through investment.

Sincerely,

Andrew Dassori

Founding Partner & Chief Investment Officer
Wavelength Capital Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.wavelengthfunds.com or call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Wavelength Interest Rate Neutral Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2017, please see the Schedule of Investments section of the Annual Report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

WAVELENGTH INTEREST RATE NEUTRAL FUND
PERFORMANCE INFORMATION
May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Wavelength Interest Rate Neutral Fund versus the
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index

Average Annual Total Returns For Periods Ended May 31, 2017
	1 Year	3 Years	Since Inception(b)
Wavelength Interest Rate Neutral Fund(a)	6.83%	1.01%	2.07%
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index	0.39%	0.17%	0.15%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 30, 2013.

4

WAVELENGTH INTEREST RATE NEUTRAL FUND
PORTFOLIO INFORMATION
May 31, 2017 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Holdings

Security Description	% of Net Assets
PowerShares Senior Loan Portfolio	16.2%
iShares® TIPS Bond ETF	12.8%
Vanguard Short-Term Corporate Bond ETF	12.2%
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	8.1%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	7.9%
SPDR® Bloomberg Barclays Convertible Securities ETF	5.9%
PowerShares Emerging Markets Sovereign Debt Portfolio	4.9%
SPDR® Bloomberg Barclays High Yield Bond ETF	4.8%
Vanguard Short-Term Inflation-Protected Securities ETF	4.2%
iShares® iBoxx $ High Yield Corporate Bond ETF	4.1%

5

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS May 31, 2017
EXCHANGE-TRADED FUNDS — 88.1%	Shares	Value
Emerging Markets Debt — 15.9%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	14,623	$1,690,857
PowerShares Emerging Markets Sovereign Debt Portfolio	35,392	1,046,188
VanEck Vectors Emerging Markets High Yield Bond ETF	27,193	674,386
		3,411,431
Real Estate Investment Trusts (REITs) — 1.0%
Vanguard REIT ETF	2,500	205,475

U.S. Fixed Income — 71.2%
iShares® iBoxx $ High Yield Corporate Bond ETF	9,820	870,543
iShares® iBoxx $ Investment Grade Corporate Bond ETF	1,855	223,064
iShares® TIPS Bond ETF	23,908	2,741,769
PowerShares Senior Loan Portfolio	148,471	3,460,859
SPDR® Bloomberg Barclays Convertible Securities ETF	25,737	1,264,459
SPDR® Bloomberg Barclays High Yield Bond ETF	27,433	1,025,720
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	61,309	1,725,235
Vanguard Mortgage-Backed Securities ETF	7,433	393,131
Vanguard Short-Term Corporate Bond ETF	32,552	2,609,043
Vanguard Short-Term Inflation-Protected Securities ETF	18,319	905,875
		15,219,698

Total Exchange-Traded Funds (Cost $18,479,571)		$18,836,604

MONEY MARKET FUNDS — 7.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.65% (a) (Cost $1,603,310)	1,603,310	$1,603,310

Total Investments at Value — 95.6% (Cost $20,082,881)		$20,439,914

Other Assets in Excess of Liabilities — 4.4%		951,012

Net Assets — 100.0%		$21,390,926

(a)	The rate shown is the 7-day effective yield as of May 31, 2017.
See accompanying notes to financial statements.

6

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF FUTURES CONTRACTS May 31, 2017
FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciation)
Commodity Futures
COMEX miNY Gold Future	7/27/2017	2	$127,175	$(3)

Index Futures
E-Mini Dow CBOT DJIA Future	6/16/2017	7	734,755	6,611
E-Mini Nasdaq 100 Future	6/16/2017	5	579,475	10,850
E-Mini S&P 500® Future	6/16/2017	1	120,550	1,123
Total Index Futures			1,434,780	18,584

Treasury Futures
5-Year U.S. Treasury Note Future	9/29/2017	18	2,128,922	2,246
10-Year U.S. Treasury Note Future	9/20/2017	4	504,812	993
Total Treasury Futures			2,633,734	3,239

Total Futures Contracts			$4,195,689	$21,820

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Commodity Futures
E-Mini Crude Oil Future	6/19/2017	1	$24,113	$(52)

Treasury Futures
U.S. Treasury Bond Future	9/20/2017	2	307,187	(1,750)

Total Futures Contracts Sold Short			$331,300	$(1,802)

See accompanying notes to financial statements.

7

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2017
ASSETS
Investments in securities:
At acquisition cost	$20,082,881
At value (Note 2)	$20,439,914
Cash	4,096
Margin deposits for futures contracts (Notes 2 and 5)	964,970
Receivable for capital shares sold	20,000
Dividends and interest receivable	1,484
Other assets	1,727
Total assets	21,432,191

LIABILITIES
Variation margin payable (Notes 2 and 5)	1,242
Payable for investment securities purchased	22,940
Payable to Adviser (Note 4)	4,969
Payable to administrator (Note 4)	7,430
Other accrued expenses	4,684
Total liabilities	41,265

NET ASSETS	$21,390,926

NET ASSETS CONSIST OF:
Paid-in capital	$21,667,232
Undistributed net investment income	66,403
Accumulated net realized losses from security transactions and other financial instruments	(719,760)
Net unrealized appreciation on:
Investments	357,033
Futures contracts	20,018
NET ASSETS	$21,390,926

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,141,251

Net asset value, offering price and redemption price per share (Note 2)	$9.99

See accompanying notes to financial statements.

8

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2017
INVESTMENT INCOME
Interest	$886
Dividends	562,470
Total investment income	563,356

EXPENSES
Investment advisory fees (Note 4)	178,120
Professional fees	39,414
Fund accounting fees (Note 4)	31,882
Administration fees (Note 4)	30,000
Transfer agent fees (Note 4)	15,000
Compliance fees (Note 4)	12,169
Trustees' fees and expenses (Note 4)	9,611
Custody and bank service fees	7,370
Registration and filing fees	6,271
Postage and supplies	2,553
Insurance expense	2,082
Other expenses	13,042
Total expenses	347,514
Less fee reductions by the Adviser (Note 4)	(161,894)
Net expenses	185,620

NET INVESTMENT INCOME	377,736

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains from:
Investments	57,812
Futures contracts (Note 5)	425,010
Capital gain distributions from regulated investment companies	926
Net change in unrealized appreciation (depreciation) on:
Investments	369,968
Futures contracts (Note 5)	1,326
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES CONTRACTS	855,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,232,778

See accompanying notes to financial statements.

9

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS
Net investment income	$377,736	$356,903
Net realized gains (losses) from:
Investments	57,812	(791,771)
Futures contracts (Note 5)	425,010	(242,528)
Capital gain distributions from regulated investment companies	926	1,602
Net change in unrealized appreciation (depreciation) on:
Investments	369,968	33,201
Futures contracts (Note 5)	1,326	26,867
Net increase (decrease) in net assets from operations	1,232,778	(615,726)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(360,818)	(355,504)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,534,514	544,904
Net asset value of shares issued in reinvestment of distributions to shareholders	360,818	350,339
Payments for shares redeemed	(137,545)	(978,011)
Net increase (decrease) in net assets from capital share transactions	3,757,787	(82,768)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,629,747	(1,053,998)

NET ASSETS
Beginning of year	16,761,179	17,815,177
End of year	$21,390,926	$16,761,179

UNDISTRIBUTED NET INVESTMENT INCOME	$66,403	$49,485

See accompanying notes to financial statements.

10

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended May 31, 2017	Year Ended May 31, 2016
CAPITAL SHARE ACTIVITY
Shares sold	361,512	57,617
Shares issued in reinvestment of distributions to shareholders	37,052	37,420
Shares redeemed	(14,153)	(103,873)
Net increase (decrease) in shares outstanding	384,411	(8,836)
Shares outstanding at beginning of year	1,756,840	1,765,676
Shares outstanding at end of year	2,141,251	1,756,840

See accompanying notes to financial statements.

11

WAVELENGTH INTEREST RATE NEUTRAL FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Period Ended May 31, 2014 (a)
Net asset value at beginning of period	$9.54	$10.09	$10.38	$10.00

Income (loss) from investment operations:
Net investment income	0.20	0.21	0.23	0.10
Net realized and unrealized gains (losses) on investments and futures contracts	0.45	(0.56)	(0.25)	0.36
Total from investment operations	0.65	(0.35)	(0.02)	0.46

Less distributions:
Distributions from net investment income	(0.20)	(0.20)	(0.23)	(0.07)
Distributions from net realized gains	—	—	(0.04)	(0.01)
Total distributions	(0.20)	(0.20)	(0.27)	(0.08)

Net asset value at end of period	$9.99	$9.54	$10.09	$10.38

Total return (b)	6.83%	(3.37%)	(0.17%)	4.62	%(c)

Net assets at end of period (000's)	$21,391	$16,761	$17,815	$4,717

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	1.85%	2.00%	2.19%	4.42	%(e)

Ratio of net expenses to average net assets (d) (f)	0.99%	0.99%	0.99%	0.99	%(e)

Ratio of net investment income to average net assets (f) (g)	2.01%	2.16%	2.52%	1.55	%(e)

Portfolio turnover rate	53%	103%	107%	114	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.
See accompanying notes to financial statements.

12

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

1. Organization

Wavelength Interest Rate Neutral Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 30, 2013.

The investment objective of the Fund is to seek total return.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the amendments by the August 1, 2017 compliance date.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values its exchange-traded futures contracts at their last sale price as of the close of regular trading on the NYSE. Prices for these futures contracts are monitored daily by Wavelength Capital Management, LLC (the “Adviser”) until the close of regular trading to determine if fair valuation is required.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to the procedures adopted by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

13

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of May 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$18,836,604	$—	$—	$18,836,604
Money Market Funds	1,603,310	—	—	1,603,310
Total	$20,439,914	$—	$—	$20,439,914
Other Financial Instruments
Futures Contracts	$21,820	$—	$—	$21,820
Futures Contracts Sold Short	(1,802)	—	—	(1,802)
Total	$20,018	$—	$—	$20,018

As of May 31, 2017, the Fund did not have any transfers between Levels. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

14

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income on a quarterly basis and any net realized capital gains at least annually. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended May 31, 2017 and 2016 was ordinary income. On June 30, 2017, the Fund paid an ordinary income dividend of $0.0492 per share to shareholders of record on June 29, 2017.

Futures contracts – The Fund may use futures contracts to gain exposure to or to hedge against changes in the value of equities, real estate, interest rates or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation margin payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized captial gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

15

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2017:

Tax cost of portfolio investments	$20,337,247
Gross unrealized appreciation	$262,964
Gross unrealized depreciation	(160,297)
Net unrealized appreciation	102,667
Undistributed ordinary income	66,403
Accumulated capital and other losses	(445,376)
Total accumulated deficit	$(276,306)

The value of the federal income tax cost of portfolio investments and the tax components of the accumulated deficit may temporarily differ from the financial statement cost and components of net assets (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of realized and unrealized gains and losses on futures contracts.

During the year ended May 31, 2017, the Fund utilized $125,887 of short-term capital loss carryforwards and $71,528 of long-term capital loss carryforwards to offset current year capital gains.

As of May 31, 2017, the Fund had a short-term capital loss carryforward of $217,936 and a long-term capital loss carryforward of $227,440 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2014 through May 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $12,141,359 and $8,370,457, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

16

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until October 1, 2018, to reduce investment advisory fees and reimburse other operating expenses to the extent necessary to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount not exceeding 0.99% of the Fund’s average daily net assets. During the year ended May 31, 2017, the Adviser reduced its investment advisory fees by $161,894.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Fund to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2017, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements in the amount of $485,790 no later than the dates as stated below:

May 31, 2018	May 31, 2019	May 31, 2020	Total
$157,675	$166,221	$161,894	$485,790

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION
Effective October 1, 2016, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 1, 2016, the Fund paid each Independent Trustee a fee of $500 for each Board meeting attended, plus a $500 annual retainer.

17

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES
As of May 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Interactive Brokers, LLC (for the benefit of its customers)	60%
R&T Partners, LLC (for the benefit of its customers)	10%
Frederic Davis Dassori	10%
Charles Schwab & Co., Inc. (for the benefit of its customers)	8%

A shareholder owning of record or beneficially 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s positions in derivative instruments as of May 31, 2017 are recorded in the following location in the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Futures contracts	Variation margin payable

The following table sets forth the values of variation margin of the Fund as of May 31, 2017:

	Variation Margin
	Receivable	(Payable)	Total
Asset Derivatives
Futures contracts
Commodity	$—	$(3)	$(3)
Index	610	(1,567)	(957)
Treasury	328	—	328
Total Asset Derivatives	938	(1,570)	(632)
Liability Derivatives
Futures contracts
Commodity	$—	$(52)	$(52)
Treasury	—	(558)	(558)
Total Liability Derivatives	—	(610)	(610)
Total	$938	$(2,180)	$(1,242)

18

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s transactions in derivative instruments during the year ended May 31, 2017 are recorded in the following locations in the Statement of Operations:

Derivative Investment Type	Location
Futures contracts	Net realized gains from futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s net realized gains and net change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statement of Operations during the year ended May 31, 2017:

Type of Derivative	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)
Futures contracts
Commodity	$9,065	$(1,059)
Index	378,694	(1,319)
Treasury	37,251	3,704
Total	$425,010	$1,326

The average monthly notional amount of futures contracts purchased during the year ended May 31, 2017 was $2,683,838, and the gross notional amount of futures contracts and future contracts sold short outstanding at May 31, 2017 was $4,195,689 and $(331,300), respectively.

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis.

19

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of May 31, 2017, the offsetting of financial assets and derivative assets is as follows:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable -futures contracts	$938	$(1,570)	$(632)	$894,350	$893,718
Total subject to a master netting or similar arrangement	$938	$(1,570)	$(632)	$894,350	$893,718

As of May 31, 2017, the offsetting of financial liabilities and derivative liabilities is as follows:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$—	$(610)	$(610)	$70,620	$70,010
Total subject to a master netting or similar arrangement	$—	$(610)	$(610)	$70,620	$70,010

6. Certain Investments and Risks

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in exchange-traded funds (“ETFs”). ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be

20

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

unavailable, which may further impede the ETF’s ability to track its applicable index or match the index’s performance. To the extent that the Fund invests in an ETF, the Fund incurs additional expenses because the Fund bears its pro-rata portion of such ETF’s advisory fees and operational expenses. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of May 31, 2017, the Fund had 88.1% of the value of its net assets invested in ETFs.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on June 30, 2017, as noted in Note 2.

21

WAVELENGTH INTEREST RATE NEUTRAL FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Wavelength Interest Rate Neutral Fund

We have audited the accompanying statement of assets and liabilities of Wavelength Interest Rate Neutral Fund, a series of shares of beneficial interest in Ultimus Managers Trust, (the “Fund”) including the schedule of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period September 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wavelength Interest Rate Neutral Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period September 30, 2013 through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 27, 2017

22

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2016) and held until the end of the period (May 31, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,042.70	$ 5.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.00	$ 4.99

*
Expenses are equal to the Fund’s annualized net expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-896-9292. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

WAVELENGTH INTEREST RATE NEUTRAL FUND
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Fund during the fiscal year ended May 31, 2017. Certain dividends paid by the fund may be subject to a maximum tax rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2016 Form 1099-DIV.

25

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	26	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register, Inc. (formerly The Standard Register Company) from 2011 to 2016	26	None

26

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financing planning company) since 2004	26	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

27

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

28

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Wavelength Capital Management, LLC (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on April 24-25, 2017, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In deciding whether to approve the renewal of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that, relative to its peer group and funds of similar size and structure in the Fund’s Morningstar category (Nontraditional Bond under $25 million, No Load), the Fund had outperformed the peer group’s average and median for the one- and three-year periods, outperformed the Morningstar category’s average for the one- and three-year periods, and outperformed the Morningstar category’s median for the one-year period and equaled the median for the three-year period. In addition, the Fund’s performance was comparable with or better than many of the funds in the peer group and Morningstar category. Following discussion of the investment performance of the Fund, the Adviser’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level

29

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2018.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its peer group and Morningstar category. The Board noted that the 0.95% advisory fee for the Fund was above the average and the median for the Fund’s peer group and Morningstar category, but less than the advisory fee for some of the funds in the peer group and Morningstar category. The Board considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. The Board further noted that the overall annual expense ratio of 0.99% for the Fund is lower than the average and median for the Fund’s peer group, and lower than the Morningstar category’s average and median expense ratios. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services be provided by the Adviser, and given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

30

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is David M. Deptula.  Mr. Deptula is "independent" for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $70,500 and $67,500 with respect to the registrant's fiscal years ended May 31, 2017 and 2016, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $10,000 with respect to the registrant's fiscal years ended May 31, 2017 and 2016, respectively.  The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
During the fiscal years ended May 31, 2017 and 2016, aggregate non-audit fees of $10,000 and $10,000, respectively, were billed by the registrant's accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*	/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	August 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Carson

David R. Carson, Principal Executive Officer of APEXcm Small/Mid-Cap Growth Fund, Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, Barrow Value Opportunity Fund, Barrow Long/Short Opportunity Fund, Wavelength Interest Rate Neutral Fund

Date	August 8, 2017

By (Signature and Title)*	/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	August 8, 2017

*	Print the name and title of each signing officer under his or her signature.